Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period January 1, 2014 through January 31, 2014

		Documents	Explanation	Debtors’
Required Documents	Form No.	Complete	Attached	Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	March 14, 2014
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $26.1 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $13.6 million as of July 22, 2012. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.2 million as of March 31, 2011.

On February 11, 2013, the Internal Revenue Service (the “IRS”) filed a proof of claim, claim number 82, in the Overseas Shipholding Group, Inc. (“OSG”) bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes was in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8). On January 21, 2014, the IRS filed with the Bankruptcy Court-appointed claims agent claim number 1658, an amended proof of claim (the “Second Amended Proof of Claim”), a priority claim against OSG for corporate income tax and interest for the years 2004, 2005, 2009, 2010 and 2011, in the amount of $255,760,439.22. The Second Amended Proof of Claim amends claim 1654, in the amount of $264,277,962.29 filed by the IRS on December 19, 2013, which amended claim number 82, in the amount of $463,013,177.63. On December 19, 2013, the IRS additionally filed with the Bankruptcy Court-appointed claims agent claim number 1653, an amended administrative claim (the “Amended Administrative Claim”), an administrative claim against OSG for corporate income tax, interest and penalties for 2012, in the amount of $1,659,739.94. The Amended Administrative Claim amends claim number 1650, in the amount of $1,654,764.80. More information regarding the Amended Proof of Claim and the Amended Administrative Claim is available in the Company’s Current Report on Form 8-K dated December 19, 2013.

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix C. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in the December 2013 period.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The Company cannot provide assurance relating to the value of the claims that will ultimately be allowed by the Bankruptcy Court. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.

The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of January 31, 2014 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to January 31, 2014.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of January 31, 2014 reflect impairment charges taken on goodwill and intangible assets and fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2013 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Costs Associated with Exit or Disposal Activities – On January 13, 2014, the Company announced that certain subsidiaries of OSG that own or charter-in 33 vessels in OSG’s International Flag fleet (“Core International Flat Fleet”) intend to outsource certain management services, including, but not limited to, the technical management, certain aspects of commercial management and crew management of the Core International Flag Fleet to V. Ships UK Limited. OSG expects to incur approximately $34,000 in total expenses related to the transition to the outsourcing arrangement. Of this estimated $34,000 amount, approximately $21,000 is expected to be related to employee transition and termination benefits and similar transition and termination costs, and approximately $13,000 is expected to be related to set-up, wind-down and transitions costs. The estimates contained herein are subject to uncertainty. The financial statements contained in this Monthly Operating Report do not reflect these costs.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Subsequent Events – On February 12, 2014, the Debtors entered into a plan support agreement (as amended, the “Plan Support Agreement”) among the Debtors and certain of the lenders (the “Consenting Lenders”) holding an aggregate of approximately 60% of amounts outstanding under the Company’s Unsecured Revolving Credit Facility. The Plan Support Agreement requires the Consenting Lenders to support and vote in favor of a proposed plan of reorganization of the Debtors (the “Plan”) consistent with the terms and conditions set forth in the term sheet attached as an exhibit to and incorporated into the Plan Support Agreement (as amended, the “Term Sheet”).

As a result of additional lenders acceding to the Plan Support Agreement, as of February 27, 2014, lenders holding approximately 72% of amounts outstanding under the Unsecured Revolving Credit Facility are now Consenting Lenders. On February 27, 2014, the Debtors and the Consenting Lenders entered into an amendment to the Plan Support Agreement (the “Amendment”). The Amendment increases the amount to be raised by the Company through the rights offering and exit financing contemplated by the Plan Support Agreement as further described below.

The Term Sheet, provides, among other things, that pursuant to the Plan, creditors’ allowed non-subordinated claims against the Debtors other than claims under the Unsecured Revolving Credit Facility, will be paid in full, in cash, including post-petition interest, and holders of equity interests and claims subordinated pursuant to section 510(b) of the Bankruptcy Code would receive a combination of shares of one class of common stock, par value $0.001 per share issued by reorganized OSG (the “Reorganized OSG Stock”) and warrants with an exercise price of $0.01 issued by reorganized OSG to holders of claims that do not comply with the Jones Act citizenship requirements but are otherwise entitled to receive Reorganized OSG Stock under the plan (the “Reorganized OSG Jones Act Warrants”) valued at $61,400, subject to dilution on account of a management and director incentive program and the Rights Offering (as defined below). Under the Plan reflected in the Term Sheet, holders of claims arising out of the Unsecured Revolving Credit Facility will receive their pro rata share of stock and warrants of the reorganized OSG. In addition, the Term Sheet provides that under the Plan, the 7.50% Unsecured Senior Notes due in 2024 issued by OSG and the 8.125% Unsecured Senior Notes due in 2018 issued by OSG will be reinstated, following payment of outstanding interest.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The Term Sheet further provides that pursuant to the Plan, the Company will raise $300,000 through a rights offering (the “Rights Offering”) of Reorganized OSG Stock and Reorganized OSG Jones Act Warrants to the holders of claims arising out of the Unsecured Revolving Credit Facility, which Rights Offering will be back-stopped by the Consenting Lenders or their designees. The Plan further contemplates that the Company will raise $735,000 in secured exit financing. The proceeds of the Rights Offering and such exit financing will enable the Debtors to satisfy the secured claims of Danish Ship Finance (“DSF”) and the Export-Import Bank of China (“CEXIM”) in full, in cash. As a result, the Debtors withdrew their previously-announced motion for authorization to sell the vessels over which CEXIM has security interests. The Plan Support Agreement, as amended, remains subject to the approval of the Bankruptcy Court.

On February 28, 2014, the Debtors and the Consenting Lenders (each Consenting Lender, a “Commitment Party”) entered into an equity commitment agreement dated February 28, 2014 (the “Equity Commitment Agreement”) setting forth, among other things, the terms of the Rights Offering. Under the Rights Offering, each lender who is the beneficial owner of claims arising out of the Unsecured Revolving Credit Facility as of the date specified in the procedures with respect to the Rights Offering (the “Rights Offering Procedures”, the form of which are set forth in the Equity Commitment Agreement) that are approved by the Bankruptcy Court (each such lender, an “Eligible Participant”) will be offered the right to purchase up to its pro rata share of Reorganized OSG Stock and Reorganized OSG Jones Act Warrants for $19.51 per share or warrant. Each Eligible Participant will also be offered the right to purchase Reorganized OSG Stock and Reorganized OSG Jones Act Warrants in an oversubscription rights offering, subject to certain limitations and caps, in the event that other Eligible Participants do not elect to purchase their pro rata share of Reorganized OSG Stock and Reorganized OSG Jones Act Warrants in connection with the Rights Offering (such rights, the “Unsubscribed Rights”). To ensure that OSG raises $300 million in connection with the Rights Offering, the Equity Commitment Agreement further provides that each Commitment Party has committed to subscribe for any Unsubscribed Rights in proportion to its Subscription Commitment Percentage (as defined in the Equity Commitment Agreement). Subject to Bankruptcy Court’s approval, in consideration for entering into this commitment, the Commitment Parties will receive (i) a fee paid promptly following the effective date of the Plan allocated among the Commitment Parties, at each Commitment Party’s option, either in the form of (x) shares or warrants of reorganized OSG, equal to 5% of the aggregate amount raised in the Rights Offering or (y) the cash equivalent thereof and (ii) reimbursement of all reasonably documented out-of-pocket costs and expenses. If the transactions contemplated by the Equity Commitment Agreement are consummated, OSG will use the proceeds of the sale of the Reorganized OSG Stock and Reorganized OSG Jones Act Warrants to fund payments under the Plan. Among other things, these proceeds will enable the Debtors to retain the vessels pledged to secure the claims of CEXIM and DSF, which claims will be repaid in full in cash. The Equity Commitment Agreement remains subject to the approval of the Bankruptcy Court.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The Consenting Lenders may terminate the Plan Support Agreement under certain circumstances, including, but not limited to, if the Debtors fail to achieve certain milestones for seeking confirmation and effectiveness of the Plan within certain time periods specified in the Plan Support Agreement including, inter alia, filing a Plan and disclosure statement with the Bankruptcy Court by March 7, 2014 (which has occurred), the entry of an order by the Bankruptcy Court approving the disclosure statement by May 16, 2014 and the entry of an order by the Bankruptcy Court confirming the Plan by June 20, 2014.

The Debtors may terminate the Plan Support Agreement under certain circumstances, including, but not limited to, if the Debtors, in the exercise of their fiduciary duty, (i) reasonably determine that the Plan is not in the best interests of the Debtors’ estates or (ii) receive an unsolicited proposal for an alternative plan that the Debtors reasonably determine to be more favorable to the Debtors’ estates than the Plan.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period January 1, 2014 through January 31, 2014

(in thousands of dollars)

Beginning Cash Balance	601,927

Cash Receipts:
Vessel Related Receipts	85,046
Other Receipts[1]	8,105
Total Receipts	93,151

Cash Disbursements:
Vessel Related Disbursements[2]	70,799
General and Administrative:
Compensation & Benefits	4,244
Other General & Administrative	3,559
Taxes	69
Restructuring Costs and Adequate Protection Payments	7,766
U.S. Trustee Fees	726
Other Disbursements	261
Total Disbursements	87,424

Ending Cash Balance[3]	607,654

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

3 Includes approximately $23.2 million of cash restricted under secured debt facilities, but excludes approximately $10 million of additional restricted cash included in other current assets in the unaudited condensed consolidated balance sheets.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2014 through January 31, 2014

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$717,210
2	OSG International, Inc.	12-20001	909,498
3	OSG Bulk Ships, Inc.	12-20002	597,456
4	1372 Tanker Corporation	12-20003	3,184,651
5	Africa Tanker Corporation	12-20004	55,835
6	Alcesmar Limited	12-20005	575,761
7	Alcmar Limited	12-20006	638,962
8	Alpha Suezmax Corporation	12-20007	6,038
9	Alpha Tanker Corporation	12-20008	75
10	Amalia Product Corporation	12-20009	287,254
11	Ambermar Product Carrier Corporation	12-20010	240,393
12	Ambermar Tanker Corporation	12-20011	291
13	Andromar Limited	12-20012	235,385
14	Antigmar Limited	12-20013	245,814
15	Aqua Tanker Corporation	12-20014	1,246
16	Aquarius Tanker Corporation	12-20015	4,926
17	Ariadmar Limited	12-20016	174,036
18	Aspro Tanker Corporation	12-20017	342
19	Atalmar Limited	12-20018	682,660
20	Athens Product Tanker Corporation	12-20019	887,677
21	Atlas Chartering Corporation	12-20020	5,708
22	Aurora Shipping Corporation	12-20021	339,939
23	Avila Tanker Corporation	12-20022	277
24	Batangas Tanker Corporation	12-20023	147,672
25	Beta Aframax Corporation	12-20024	6,280

1	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2014 through January 31, 2014

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	8,114
27	Cabo Hellas Limited	12-20026	783,544
28	Cabo Sounion Limited	12-20027	205,725
29	Caribbean Tanker Corporation	12-20028	469,691
30	Carina Tanker Corporation	12-20029	5,368
31	Carl Product Corporation	12-20030	179,012
32	Concept Tanker Corporation	12-20031	398,139
33	Crown Tanker Corporation	12-20032	70
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	771,688
36	DHT Ania Aframax Corp.	12-20035	319
37	DHT Ann VLCC Corp.	12-20036	6,733
38	DHT Cathy Aframax Corp.	12-20037	3,526
39	DHT Chris VLCC Corp.	12-20038	5,686
40	DHT Rebecca Aframax Corp.	12-20039	392
41	DHT Regal Unity VLCC Corp.	12-20040	3,193
42	DHT Sophie Aframax Corp.	12-20041	2,379
43	Dignity Chartering Corporation	12-20042	7,545
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	383,261
46	Epsilon Aframax Corporation	12-20045	787,334
47	First Chemical Carrier Corporation	12-20046	1,551
48	First LPG Tanker Corporation	12-20047	1,483
49	First Union Tanker Corporation	12-20048	357,007
50	Fourth Aframax Tanker Corporation	12-20049	546,090

1	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2014 through January 31, 2014

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	1,267,098
52	Goldmar Limited	12-20051	230,802
53	GPC Aframax Corporation	12-20052	5,787
54	Grace Chartering Corporation	12-20053	1,982
55	International Seaways, Inc.	12-20054	2,604,610
56	Jademar Limited	12-20055	312,609
57	Joyce Car Carrier Corporation	12-20056	3,092
58	Juneau Tanker Corporation	12-20057	1,910
59	Kimolos Tanker Corporation	12-20058	1,350,126
60	Kythnos Chartering Corporation	12-20059	633,511
61	Leo Tanker Corporation	12-20060	5,037
62	Leyte Product Tanker Corporation	12-20061	257,908
63	Limar Charter Corporation	12-20062	23,056
64	Luxmar Product Tanker Corporation	12-20063	1,213,111
65	Luxmar Tanker LLC	12-20064	13,474
66	Majestic Tankers Corporation	12-20065	327,994
67	Maple Tanker Corporation	12-20066	1,363,566
68	Maremar Product Tanker Corporation	12-20067	12
69	Maremar Tanker LLC	12-20068	27,874
70	Marilyn Vessel Corporation	12-20069	100
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	5,620
73	Milos Product Tanker Corporation	12-20072	584,813
74	Mindanao Tanker Corporation	12-20073	6,830,217
75	Mykonos Tanker LLC	12-20074	1,321,822

1	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2014 through January 31, 2014

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	4,877
77	Oak Tanker Corporation	12-20076	1,415,499
78	Ocean Bulk Ships, Inc.	12-20077	2
79	Oceania Tanker Corporation	12-20078	14,061
80	OSG 192 LLC	12-20079	41,705
81	OSG 209 LLC	12-20080	36,091
82	OSG 214 LLC	12-20081	121,691
83	OSG 215 Corporation	12-20082	26
84	OSG 242 LLC	12-20083	68,539
85	OSG 243 LLC	12-20084	932,559
86	OSG 244 LLC	12-20085	89,865
87	OSG 252 LLC	12-20086	58,409
88	OSG 254 LLC	12-20087	64,193
89	OSG 300 LLC	12-20088	9
90	OSG 400 LLC	12-20089	3,090
91	OSG America L.P.	12-20090	8
92	OSG America LLC	12-20091	48
93	OSG America Operating Company LLC	12-20092	283,121
94	OSG Car Carriers, Inc.	12-20093	1,444
95	OSG Clean Products International, Inc.	12-20094	10
96	OSG Columbia LLC	12-20095	222,191
97	OSG Constitution LLC	12-20096	592
98	OSG Courageous LLC	12-20097	246,418
99	OSG Delaware Bay Lightering LLC	12-20098	1,858,337
100	OSG Discovery LLC	12-20099	284

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2014 through January 31, 2014

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	50
102	OSG Endurance LLC	12-20101	227,543
103	OSG Enterprise LLC	12-20102	263,599
104	OSG Financial Corp.	12-20103	2,125
105	OSG Freedom LLC	12-20104	558
106	OSG Honour LLC	12-20105	228,474
107	OSG Independence LLC	12-20106	249,874
108	OSG Intrepid LLC	12-20107	249,834
109	OSG Liberty LLC	12-20108	2,126
110	OSG Lightering LLC	12-20109	5,901,543
111	OSG Lightering Acquisition Corporation	12-20110	419
112	OSG Lightering Solutions LLC	12-20111	719
113	OSG Mariner LLC	12-20112	50
114	OSG Maritrans Parent LLC	12-20113	23,542
115	OSG Navigator LLC	12-20114	216,625
116	OSG New York, Inc.	12-20115	812,770
117	OSG Product Tankers AVTC, LLC	12-20116	10
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	1
120	OSG Product Tankers I, LLC	12-20119	1
121	OSG Product Tankers, LLC	12-20120	2
122	OSG Quest LLC	12-20121	32
123	OSG Seafarer LLC	12-20122	144
124	OSG Ship Management, Inc.	12-20123	4,924,835
125	OSG Valour LLC	12-20124	235

1	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2014 through January 31, 2014

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	0
127	Overseas Anacortes LLC	12-20126	1,343,811
128	Overseas Boston LLC	12-20127	2,387,158
129	Overseas Diligence LLC	12-20128	84
130	Overseas Galena Bay LLC	12-20129	556
131	Overseas Houston LLC	12-20130	1,259,009
132	Overseas Integrity LLC	12-20131	224
133	Overseas Long Beach LLC	12-20132	1,073,499
134	Overseas Los Angeles LLC	12-20133	1,214,171
135	Overseas Martinez LLC	12-20134	1,340,734
136	Overseas New Orleans LLC	12-20135	461
137	Overseas New York LLC	12-20136	1,151,423
138	Overseas Nikiski LLC	12-20137	1,327,594
139	Overseas Perseverance Corporation	12-20138	80
140	Overseas Philadelphia LLC	12-20139	190
141	Overseas Puget Sound LLC	12-20140	1,793
142	Overseas Sea Swift Corporation	12-20141	2
143	Overseas Shipping (GR) Ltd.	12-20142	121,804
144	Overseas ST Holding LLC	12-20143	1,324,500
145	Overseas Tampa LLC	12-20144	1,985,661
146	Overseas Texas City LLC	12-20145	1,209,403
147	Pearlmar Limited	12-20146	215,727
148	Petromar Limited	12-20147	782,380
149	Pisces Tanker Corporation	12-20148	5,485
150	Polaris Tanker Corporation	12-20149	5,565

1	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2014 through January 31, 2014

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	13,060
152	Reymar Limited	12-20151	296,400
153	Rich Tanker Corporation	12-20152	1,009,932
154	Rimar Chartering Corporation	12-20153	3,992
155	Rosalyn Tanker Corporation	12-20154	218,476
156	Rosemar Limited	12-20155	643,919
157	Rubymar Limited	12-20156	11,581
158	Sakura Transport Corp.	12-20157	471,843
159	Samar Product Tanker Corporation	12-20158	240,537
160	Santorini Tanker LLC	12-20159	1,627,275
161	Serifos Tanker Corporation	12-20160	1,091,559
162	Seventh Aframax Tanker Corporation	12-20161	372,134
163	Shirley Tanker SRL	12-20162	352,519
164	Sifnos Tanker Corporation	12-20163	393,671
165	Silvermar Limited	12-20164	213,635
166	Sixth Aframax Tanker Corporation	12-20165	344,342
167	Skopelos Product Tanker Corporation	12-20166	195,448
168	Star Chartering Corporation	12-20167	462,061
169	Suezmax International Agencies, Inc.	12-20168	1,956,519
170	Talara Chartering Corporation	12-20169	6,860
171	Third United Shipping Corporation	12-20170	11,015
172	Tokyo Transport Corp.	12-20171	239,268
173	Transbulk Carriers, Inc.	12-20172	53
174	Troy Chartering Corporation	12-20173	12,531
175	Troy Product Corporation	12-20174	12,271

1	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period January 1, 2014 through January 31, 2014

176	Urban Tanker Corporation	12-20175	413,768
177	Vega Tanker Corporation	12-20176	756
178	View Tanker Corporation	12-20177	575,947
179	Vivian Tankships Corporation	12-20178	3,731
180	Vulpecula Chartering Corporation	12-20179	5,790
181	Wind Aframax Tanker Corporation	12-20180	5

		Total Disbursements	$79,779,765

1	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period January 1, 2014 through January 31, 2014

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP			$-	$5,891,216	$210,235	$6,101,451
Bowman Gilfillan, Inc.			-	50,499	17,446	67,945
Burke & Parsons	21,902	55	21,958	447,556	10,427	457,983
Chilmark Partners, LLC			-	1,640,000	190,645	1,830,645
Cleary Gottlieb Steen & Hamilton LLP			-	17,360,085	550,010	17,910,095
Deloitte & Touche LLP	931,698	18,316	950,014	3,129,852	65,227	3,195,078
Deloitte Tax LLP	249,804	983	250,787	3,933,238	12,610	3,945,848
Eversheds LLP			-	198,367	1,588	199,955
FTI Consulting, Inc.	193,138	324	193,462	3,421,108	6,758	3,427,866
Gellert, Scali, Busenkell & Brown, LLC			-	-	-	-
Houlihan Lokey Capital, Inc.			-	1,580,833	42,529	1,623,362
Kurtzman Carson Consultants LLC			-	-	-	-
Mercer (US) Inc.			-	141,810	48,101	189,910
Morris, Nichols, Arsht & Tunnell LLP	39,028	539	39,566	820,275	29,551	849,826
Mullin Hoard & Brown LLP	42,770	4,855	47,625	1,126,539	66,278	1,192,817
Pepper Hamilton LLP	8,422	153	8,574	207,776	10,022	217,798
Pricewaterhouse Coopers LLP			-	4,768,847	63,735	4,832,582
Venable LLP			-	-	-	-
Total Professional Fees and Expenses	$1,486,762	$25,225	$1,511,987	$44,718,000	$1,325,162	$46,043,162

1Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period January 1, 2014 through January 31, 2014

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte & Touche LLP	Debtors' Accounting Advisor
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Gellert, Scali, Busenkell & Brown, LLC	Debtors' Special Litigation Counsel
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor
Venable LLP	Debtors' Special Litigation Counsel

1Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report
January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period January 1, 2014 through January 31, 2014

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing

None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening

None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods January 1, 2014 through January 31, 2014, and

November 14, 2012 through January 31, 2014

(in thousands of dollars)

	January 1, 2014 through January 31, 2014	November 14, 2012 through January 31, 2014

Shipping Revenues:

Pool revenues	$18,404	$222,349
Time and bareboat charter revenues	32,515	447,278
Voyage charter revenues	55,840	590,278
	106,759	1,259,905
Operating Expenses:
Voyage expenses	25,807	313,661
Vessel expenses	22,565	325,450
Charter hire expenses	15,254	265,891
Depreciation and amortization	14,035	216,516
General and administrative	7,672	116,789
Goodwill and intangible assets impairment charge	-	16,214
Loss on disposal of vessels, including impairments	-	644,668
Total Operating Expenses	85,333	1,899,189
Income/(Loss) from Vessel Operations	21,426	(639,284)
Equity in Income/(Loss) of Affiliated Companies	2,948	50,835
Operating Income/(Loss)	24,374	(588,449)
Other Income/(expense)	42	1,126
Income/(loss) before Interest Expense and Income Taxes	24,416	(587,323)
Interest Expense	-	(216)
Income/(loss) before Reorganization Items and Income Taxes	24,416	(587,539)
Reorganization Items, net	6,842	375,123
Income/(loss) before Income Taxes	17,574	(962,662)
Income Tax Benefit	(2,018)	(19,555)
Net Income/(loss)	$19,592	$(943,107)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods January 1, 2014 through January 31, 2014, and

November 14, 2012 through January 31, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	Pool revenue and voyage expense presentation—For the Company’s vessels operating in pools, revenues and voyage expenses are pooled and allocated to each pool’s participants on a time charter equivalent (“TCE”) basis in accordance with an agreed-upon formula. Such TCE revenues are reported as pool revenues in the accompanying condensed consolidated statement of operations. For the pools in which the Company participates, management monitors, among other things, the relative proportion of the Company’s vessels operating in each of the pools to the total number of vessels in each of the respective pools, and assesses whether or not OSG’s participation interest in each of the pools is sufficiently significant so as to determine that OSG has effective control of the pool. Management determined that as of June 30, 2013, it had effective control of one of the pools in which the Company participates. Such pool is not a legal entity, but operates under a contractual arrangement. Pool revenue amounts previously reported on a net TCE basis in July and August 2013 were reversed in September 2013 and the cumulative effect of reporting the Company’s allocated TCE revenues for such pool on a gross basis as voyage charter revenues and voyage expenses for the three months ended September 30, 2013 was recorded in September 2013.

3.	Reorganization Items consists of the following:

	January 1, 2014	November 14, 2012
	through	through
	January 31, 2014	January 31, 2014
Professional fees, including Trustee Fees of $251 and $3,929	$6,842	$81,231
Expenses incurred on rejected executory contracts	-	289,073
Write-off of deferred financing costs	-	4,603
Other claims adjustments	-	216
	$6,842	$375,123

In December 2013, the Company recorded a $4,603 charge to Reorganization Items to write-off the balance of unamortized deferred financing costs associated with the Company’s unsecured revolving credit facility and secured loan facilities which the Company determined would more likely than not cease to exist in the post emergence period as a result of extinguishment, satisfaction or an exchange of debt for equity during the re-organization process.

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and January 31, 2014

(in thousands of dollars)

	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$607,654
Voyage receivables	171,753	156,320
Other receivables	59,295	27,608
Inventory	14,150	19,950
Prepaid expenses and other current assets	46,636	30,584
Total Current Assets	769,807	842,116
Vessels and other property, less accumulated depreciation	3,135,823	2,355,965
Deferred drydock expenditures, net	73,898	57,190
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,413,155
Investments in Affiliated Companies	247,964	316,692
Intangible Assets, less accumulated amortization	72,655	59,776
Goodwill	9,589	-
Other Assets	16,464	36,367
Total Assets	$4,326,200	$3,668,106

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$383,310
Total Current Liabilities	93,170	383,310

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	447,438
Liabilities Subject to Compromise	2,623,588	2,883,640
Total Noncurrent Liabilities	3,387,781	3,331,078

Total Liabilities	3,480,951	3,714,388
(Deficit)/Equity:
Total (Deficit)/Equity	845,249	(46,282)
Total Liabilities and (Deficit)/Equity	$4,326,200	$3,668,106

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and January 31, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of January 31, 2014 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

3.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and January 31, 2014

(in thousands of dollars)

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	January 31, 2014
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$4,638
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,489,000
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	578,024	565,132
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	27,047
Accrued liabilities relating to rejected executory contracts	0	282,599

	$2,623,588	$2,883,640

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of January 31, 2014

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.           I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.           All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.           To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: March 14, 2014	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

January 31, 2014

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$10,420,036	$(260,633)	$585,862	$8,115	$464,604	$11,217,984
93%	-2%	5%	0%	4%	100%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

January 31, 2014

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	>180	Total
Trade Receivables:
Trade - Invoiced [2]	$14,593,878	$3,072,636	$5,175,186	$1,182,642	$2,142,923	$5,377,197	$31,544,462
Trade - Accrued and Unbilled[3]							$26,148,346
Trade - Pools[4]							$100,124,178
Allowance for Doubtful Receivables							$(2,111,300)
Accounts Receivable	$14,593,878	$3,072,636	$5,175,186	$1,182,642	$2,142,923	$5,377,197	$155,705,686
Percentage of Trade-Invoiced [5]	46%	10%	16%	4%	7%	17%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period January 1, 2014 through January 31, 2014

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

January 1, 2014 through January 31, 2014

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of January 31, 20141

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of January 31, 2014
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6753	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	243,739,267.13
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	8,638,683.63
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,018,354.44)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	8,081,997.96
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	371,213.74
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	5,082,389.83
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	123,334,075.34
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	18,081,468.53
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	14,934,001.06
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(89,972.37)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	17,597.37
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	1,164,052.82
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	75,167.29
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,052,883.80
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	-
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	59,009,608.03
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	59,723,825.37
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	823,400.90
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	30,005,848.60
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Serifos Tanker Corporation	98-0513004	JPMorgan Chase	USD	XXXXX0222	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	27.60
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	0.65
Sifnos Tanker Corporation	98-0513006	JPMorgan Chase	USD	XXXXX0230	-
				TOTAL	$596,047,184.14

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

January 1, 2014 through January 31, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in the December 2013 period.

Monthly Operating Report

January 1, 2014 through January 31, 2014

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$45	$(1)	$(30)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	45	(1)	(30)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	(4)	(52)
Charter hire expenses	-	-	-	49
Depreciation and amortization	-	-	3	5
General and administrative	829	7,203	91	28,901
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	829	7,203	90	28,903
Income/(loss) from Vessel Operations	(829)	(7,159)	(91)	(28,933)
Equity in Income/(loss) of Affiliated Companies	-	215	479	8,796
Operating Income/(loss)	(829)	(6,943)	388	(20,137)
Other Income/(expense)	548	7,594	(1,567)	(24,948)
Income/(loss) before Interest Expense and Income Taxes	(281)	651	(1,178)	(45,086)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	(281)	651	(1,178)	(45,086)
Reorganization Items, net	6,645	83,454	-	-
Income/(loss) before Income Taxes	(6,926)	(82,803)	(1,178)	(45,086)
Income Tax (Benefit)/Provision	(1,820)	(24,670)	7	134
Net Income/(Loss)	$(5,106)	$(58,134)	$(1,185)	$(45,220)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$3,419
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	2,235	10,958
	-	-	2,235	14,377
Operating Expenses:
Voyage expenses	-	-	1,111	7,135
Vessel expenses	5	411	264	3,929
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	262	3,837
General and administrative	2	193	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	6	600	1,637	14,901
Income/(loss) from Vessel Operations	(6)	(600)	598	(524)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(6)	(600)	598	(524)
Other Income/(expense)	(216)	(2,713)	(1)	(11)
Income/(loss) before Interest Expense and Income Taxes	(222)	(3,314)	597	(534)
Interest Expense	-	0	-	(16)
Income/(loss) before Reorganization Items and Income Taxes	(222)	(3,314)	597	(550)
Reorganization Items, net	-	-	-	272
Income/(loss) before Income Taxes	(222)	(3,314)	597	(822)
Income Tax (Benefit)/Provision	-	1,021	-	-
Net Income/(Loss)	$(222)	$(4,335)	$597	$(822)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Africa Tanker Corporation		Alcesmar Limited
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$352	$5,938
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	352	5,942
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	6	86	262	2,956
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	85	1,884
General and administrative	-	313	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	6	400	347	23,585
Income/(loss) from Vessel Operations	(6)	(400)	5	(17,643)
Equity in Income/(loss) of Affiliated Companies	2,469	35,713	-	-
Operating Income/(loss)	2,463	35,313	5	(17,643)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,463	35,313	5	(17,643)
Interest Expense	-	-	-	(8)
Income/(loss) before Reorganization Items and Income Taxes	2,463	35,313	5	(17,651)
Reorganization Items, net	-	-	-	102
Income/(loss) before Income Taxes	2,463	35,313	5	(17,753)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,463	$35,313	$5	$(17,753)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Alcmar Limited		Alpha Suezmax Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$190	$6,096	$-	$(158)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	190	6,099	-	1,132
Operating Expenses:
Voyage expenses	-	(30)	-	255
Vessel expenses	393	3,206	7	414
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	132	1,543	-	133
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	525	23,075	7	2,382
Income/(loss) from Vessel Operations	(335)	(16,976)	(7)	(1,250)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(335)	(16,976)	(7)	(1,250)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(335)	(16,976)	(7)	(1,250)
Interest Expense	-	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(335)	(16,984)	(7)	(1,250)
Reorganization Items, net	-	102	-	15,492
Income/(loss) before Income Taxes	(335)	(17,087)	(7)	(16,742)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(335)	$(17,087)	$(7)	$(16,742)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Alpha Tanker Corporation		Amalia Product Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$(2)	$399	$7,649
Time and bareboat charter revenues	-	-	226	226
Voyage charter revenues	-	-	-	13
	-	(2)	625	7,889
Operating Expenses:
Voyage expenses	-	-	(267)	(256)
Vessel expenses	-	-	163	2,862
Charter hire expenses	-	131	-	-
Depreciation and amortization	-	-	253	4,434
General and administrative	-	-	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	131	148	7,041
Income/(loss) from Vessel Operations	-	(133)	476	848
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(133)	476	848
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(133)	476	848
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(133)	476	848
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(133)	476	848
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(133)	$476	$848

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	387	2,402	-	-
Voyage charter revenues	-	8,371	-	-
	387	10,773	-	-
Operating Expenses:
Voyage expenses	7	3,868	-	(4)
Vessel expenses	221	2,974	12	13
Charter hire expenses	-	-	-	-
Depreciation and amortization	79	1,298	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	307	23,875	12	9
Income/(loss) from Vessel Operations	80	(13,102)	(12)	(9)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	80	(13,102)	(12)	(9)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	80	(13,102)	(12)	(9)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	80	(13,102)	(12)	(9)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	80	(13,102)	(12)	(9)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$80	$(13,102)	$(12)	$(9)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Andromar Limited		Antigmar Limited
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$513	$6,435	$513	$6,413
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(5)	-	51
	513	6,430	513	6,464
Operating Expenses:
Voyage expenses	-	(0)	-	73
Vessel expenses	164	2,648	255	2,774
Charter hire expenses	-	-	-	-
Depreciation and amortization	101	1,599	87	1,403
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	265	23,455	342	23,156
Income/(loss) from Vessel Operations	248	(17,026)	171	(16,692)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	248	(17,026)	171	(16,692)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	248	(17,026)	171	(16,692)
Interest Expense	-	(8)	-	(8)
Income/(loss) before Reorganization Items and Income Taxes	248	(17,034)	171	(16,699)
Reorganization Items, net	-	102	-	102
Income/(loss) before Income Taxes	248	(17,136)	171	(16,802)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$248	$(17,136)	$171	$(16,802)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Aqua Tanker Corporation		Aquarius Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$(0)	$(7)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,599
	(0)	(7)	-	4,599
Operating Expenses:
Voyage expenses	-	-	-	2,693
Vessel expenses	-	-	-	15
Charter hire expenses	-	(203)	(18)	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	3	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(200)	(18)	4,626
Income/(loss) from Vessel Operations	(0)	193	18	(27)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	193	18	(27)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	193	18	(27)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	193	18	(27)
Reorganization Items, net	-	-	-	2,343
Income/(loss) before Income Taxes	(0)	193	18	(2,370)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$193	$18	$(2,370)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Ariadmar Limited		Aspro Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$514	$6,333	$-	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	514	6,333	-	(3)
Operating Expenses:
Voyage expenses	1	26	-	-
Vessel expenses	188	2,650	-	-
Charter hire expenses	-	-	-	57
Depreciation and amortization	104	1,647	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	293	23,405	-	57
Income/(loss) from Vessel Operations	221	(17,072)	-	(60)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	221	(17,072)	-	(60)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	221	(17,072)	-	(60)
Interest Expense	-	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	221	(17,080)	-	(60)
Reorganization Items, net	-	102	-	-
Income/(loss) before Income Taxes	221	(17,182)	-	(60)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$221	$(17,182)	$-	$(60)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Atalmar Limited		Athens Product Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	937	15,124	1,289	15,712
	937	15,124	1,289	15,712
Operating Expenses:
Voyage expenses	420	8,719	752	7,437
Vessel expenses	250	2,661	163	2,276
Charter hire expenses	-	-	-	-
Depreciation and amortization	98	1,561	136	1,951
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	767	31,902	1,052	11,664
Income/(loss) from Vessel Operations	170	(16,778)	237	4,047
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	170	(16,778)	237	4,047
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	170	(16,778)	237	4,047
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	170	(16,778)	237	4,047
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	170	(16,778)	237	4,047
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$170	$(16,778)	$237	$4,047

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Atlas Chartering Corporation		Aurora Shipping Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$3,464
Time and bareboat charter revenues	-	-	172	2,808
Voyage charter revenues	-	3,975	-	-
	-	3,975	172	6,272
Operating Expenses:
Voyage expenses	-	2,053	293	536
Vessel expenses	-	9	393	5,441
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	243	3,449
General and administrative	-	-	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	4,045	929	9,427
Income/(loss) from Vessel Operations	-	(70)	(757)	(3,155)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(70)	(757)	(3,155)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(70)	(757)	(3,155)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(70)	(757)	(3,155)
Reorganization Items, net	-	4,376	-	-
Income/(loss) before Income Taxes	-	(4,446)	(757)	(3,155)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(4,446)	$(757)	$(3,155)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Avila Tanker Corporation		Batangas Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	2,253	10,387
	-	(3)	2,253	10,387
Operating Expenses:
Voyage expenses	-	-	945	6,552
Vessel expenses	-	-	183	1,385
Charter hire expenses	-	(81)	-	-
Depreciation and amortization	-	-	223	1,437
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(81)	1,351	9,373
Income/(loss) from Vessel Operations	-	78	902	1,014
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	78	902	1,014
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	78	902	1,014
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	78	902	1,014
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	78	902	1,014
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$78	$902	$1,014

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$(1)	$(13)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	(1)	1,694	-	22
Operating Expenses:
Voyage expenses	-	-	-	(68)
Vessel expenses	13	582	(4)	63
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	0	1	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	13	2,322	(4)	(25)
Income/(loss) from Vessel Operations	(14)	(628)	4	47
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(14)	(628)	4	47
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(14)	(628)	4	47
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(14)	(628)	4	47
Reorganization Items, net	-	31,960	-	-
Income/(loss) before Income Taxes	(14)	(32,588)	4	47
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(14)	$(32,588)	$4	$47

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Cabo Hellas Limited		Cabo Sounion Limited
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	411	5,012	393	5,196
Voyage charter revenues	-	11	-	14
	411	5,022	393	5,209
Operating Expenses:
Voyage expenses	10	140	10	139
Vessel expenses	211	3,052	167	3,135
Charter hire expenses	-	-	-	-
Depreciation and amortization	154	2,839	160	2,995
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,172	-	18,004
Total Operating Expenses	375	23,203	336	24,273
Income/(loss) from Vessel Operations	35	(18,181)	57	(19,063)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	35	(18,181)	57	(19,063)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	35	(18,181)	57	(19,063)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	35	(18,181)	57	(19,063)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	35	(18,181)	57	(19,063)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$35	$(18,181)	$57	$(19,063)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$(4)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,219	13,335	-	4,777
	1,219	13,331	-	4,777
Operating Expenses:
Voyage expenses	658	6,896	-	2,105
Vessel expenses	265	4,743	-	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	1,094	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	973	30,119	-	4,266
Income/(loss) from Vessel Operations	246	(16,788)	-	511
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	246	(16,788)	-	511
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	246	(16,788)	-	511
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	246	(16,788)	-	511
Reorganization Items, net	-	-	-	4,102
Income/(loss) before Income Taxes	246	(16,788)	-	(3,591)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$246	$(16,788)	$-	$(3,591)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Carl Product Corporation		Concept Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$(35)	$542	$6,584
Time and bareboat charter revenues	415	5,664	-	-
Voyage charter revenues	-	10	-	(4)
	415	5,639	542	6,580
Operating Expenses:
Voyage expenses	11	(237)	-	21
Vessel expenses	187	2,552	4	71
Charter hire expenses	-	-	403	6,108
Depreciation and amortization	254	4,358	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	452	6,674	407	6,200
Income/(loss) from Vessel Operations	(36)	(1,035)	135	380
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(36)	(1,035)	135	380
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(36)	(1,035)	135	380
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(36)	(1,035)	135	380
Reorganization Items, net	-	-	-	1,943
Income/(loss) before Income Taxes	(36)	(1,035)	135	(1,563)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(36)	$(1,035)	$135	$(1,563)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Crown Tanker Corporation		Delphina Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$39	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Delta Aframax Corporation		DHT Ania Aframax Corp.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$(1)	$(76)	$-	$(4)
Time and bareboat charter revenues	421	6,025	-	-
Voyage charter revenues	-	-	-	-
	420	5,950	-	(4)
Operating Expenses:
Voyage expenses	3	49	-	-
Vessel expenses	319	3,682	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	134	2,846	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	24,359	-	-
Total Operating Expenses	455	30,935	-	-
Income/(loss) from Vessel Operations	(35)	(24,986)	-	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(35)	(24,986)	-	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(35)	(24,986)	-	(4)
Interest Expense	-	(19)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(35)	(25,005)	-	(4)
Reorganization Items, net	-	365	-	(12)
Income/(loss) before Income Taxes	(35)	(25,370)	-	8
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(35)	$(25,370)	$-	$8

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$587	$7	$213
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	587	7	213
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	-	11
Charter hire expenses	-	1,615	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,719	-	999
Income/(loss) from Vessel Operations	-	(1,133)	7	(786)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,133)	7	(786)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,133)	7	(786)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,133)	7	(786)
Reorganization Items, net	-	(119)	-	(12)
Income/(loss) before Income Taxes	-	(1,014)	7	(774)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(1,014)	$7	$(774)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$43	$-	$(5)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	43	-	(5)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	-	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(5)	-	(0)
Income/(loss) from Vessel Operations	-	48	-	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	48	-	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	48	-	(4)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	48	-	(4)
Reorganization Items, net	-	144	-	-
Income/(loss) before Income Taxes	-	(96)	-	(4)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(96)	$-	$(4)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$(22)	$(1)	$(89)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(22)	(1)	(89)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	16	16
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	16	13
Income/(loss) from Vessel Operations	-	(22)	(17)	(102)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(22)	(17)	(102)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(22)	(17)	(102)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(22)	(17)	(102)
Reorganization Items, net	-	258	-	17
Income/(loss) before Income Taxes	-	(280)	(17)	(119)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(280)	$(17)	$(119)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Dignity Chartering Corporation		Edindun Shipping Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$(0)	$311	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	(0)	297	-	-
Operating Expenses:
Voyage expenses	-	18	-	-
Vessel expenses	0	356	-	-
Charter hire expenses	-	1,059	-	-
Depreciation and amortization	-	68	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	0	1,501	-	-
Income/(loss) from Vessel Operations	(0)	(1,203)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(1,203)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(1,203)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(1,203)	-	-
Reorganization Items, net	-	34,442	-	-
Income/(loss) before Income Taxes	(0)	(35,645)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(35,645)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$2,012	$-	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	2,030	10,316	1,711	8,715
	2,030	12,328	1,711	10,662
Operating Expenses:
Voyage expenses	849	6,644	715	5,768
Vessel expenses	227	3,397	266	3,142
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	1,998	130	2,815
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	24,905
Total Operating Expenses	1,215	12,038	1,111	36,630
Income/(loss) from Vessel Operations	816	290	600	(25,968)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	816	290	600	(25,968)
Other Income/(expense)	-	-	(2)	(15)
Income/(loss) before Interest Expense and Income Taxes	816	290	598	(25,983)
Interest Expense	-	-	-	(14)
Income/(loss) before Reorganization Items and Income Taxes	816	290	598	(25,997)
Reorganization Items, net	-	-	-	364
Income/(loss) before Income Taxes	816	290	598	(26,361)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$816	$290	$598	$(26,361)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	First Chemical Carrier Corporation		First LPG Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	3,888	-	-
Voyage charter revenues	-	-	-	-
	-	3,888	-	-
Operating Expenses:
Voyage expenses	-	56	-	-
Vessel expenses	-	48	-	-
Charter hire expenses	-	2,976	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3,080	-	-
Income/(loss) from Vessel Operations	-	808	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	808	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	808	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	808	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	808	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$808	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$1,115	$6,353	$-	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	12	922	15,663
	1,115	6,365	922	15,660
Operating Expenses:
Voyage expenses	30	506	519	9,128
Vessel expenses	288	4,690	221	3,436
Charter hire expenses	-	-	-	-
Depreciation and amortization	163	2,597	64	1,383
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	-	15,717
Total Operating Expenses	481	24,695	803	29,664
Income/(loss) from Vessel Operations	634	(18,330)	118	(14,004)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	634	(18,330)	118	(14,004)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	634	(18,330)	118	(14,004)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	634	(18,330)	118	(14,004)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	634	(18,330)	118	(14,004)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$634	$(18,330)	$118	$(14,004)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Front President Inc.		Goldmar Limited
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$1,837	$10,384	$816	$7,786
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	1
	1,837	10,384	816	7,788
Operating Expenses:
Voyage expenses	45	491	-	10
Vessel expenses	332	3,750	170	3,013
Charter hire expenses	-	-	-	-
Depreciation and amortization	479	5,367	161	2,989
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(0)	-	16,753
Total Operating Expenses	856	9,608	330	22,766
Income/(loss) from Vessel Operations	981	776	486	(14,978)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	981	776	486	(14,978)
Other Income/(expense)	(2)	(24)	-	-
Income/(loss) before Interest Expense and Income Taxes	978	752	486	(14,978)
Interest Expense	-	(27)	-	-
Income/(loss) before Reorganization Items and Income Taxes	978	725	486	(14,978)
Reorganization Items, net	68	569	-	-
Income/(loss) before Income Taxes	910	156	486	(14,978)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$910	$156	$486	$(14,978)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	GPC Aframax Corporation		Grace Chartering Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$7	$895	$-	$1,555
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	7	895	-	1,555
Operating Expenses:
Voyage expenses	-	25	-	-
Vessel expenses	22	1,211	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	4	100	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	27	3,124	-	1,621
Income/(loss) from Vessel Operations	(20)	(2,229)	-	(66)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(20)	(2,229)	-	(66)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(20)	(2,229)	-	(66)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(20)	(2,229)	-	(66)
Reorganization Items, net	-	21,847	-	881
Income/(loss) before Income Taxes	(20)	(24,076)	-	(947)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(20)	$(24,076)	$-	$(947)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	International Seaways, Inc.		Jademar Limited
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$(1)	$14,653	$843	$7,860
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	13,039	66,640	-	9
	13,038	81,293	843	7,868
Operating Expenses:
Voyage expenses	5,458	43,012	-	23
Vessel expenses	330	3,892	165	2,570
Charter hire expenses	2,151	32,660	-	-
Depreciation and amortization	89	358	158	3,052
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	17,729
Total Operating Expenses	8,028	79,923	323	23,375
Income/(loss) from Vessel Operations	5,010	1,370	520	(15,507)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	5,010	1,370	520	(15,507)
Other Income/(expense)	-	2	-	-
Income/(loss) before Interest Expense and Income Taxes	5,010	1,372	520	(15,507)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	5,010	1,372	520	(15,507)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	5,010	1,372	520	(15,507)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$5,010	$1,372	$520	$(15,507)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	(0)	11	-	-
Vessel expenses	-	(9)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	(0)	(107)	-	-
Income/(loss) from Vessel Operations	0	45	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	45	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	45	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	45	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	45	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$45	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	707	13,566	732	14,063
	707	13,566	732	14,063
Operating Expenses:
Voyage expenses	629	7,623	402	7,271
Vessel expenses	169	2,730	155	2,499
Charter hire expenses	194	3,497	-	-
Depreciation and amortization	29	447	122	1,714
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,020	14,297	679	11,485
Income/(loss) from Vessel Operations	(314)	(731)	53	2,578
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(314)	(731)	53	2,578
Other Income/(expense)	-	-	-	8
Income/(loss) before Interest Expense and Income Taxes	(314)	(731)	53	2,586
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(314)	(731)	53	2,586
Reorganization Items, net	-	14,130	-	-
Income/(loss) before Income Taxes	(314)	(14,861)	53	2,586
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(314)	$(14,861)	$53	$2,586

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$880	$5,347
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(66)	4,696	(20)	3,411
	(66)	4,696	860	8,758
Operating Expenses:
Voyage expenses	-	2,826	4	1,372
Vessel expenses	-	18	232	2,615
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	145	2,611
General and administrative	-	-	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	19,022
Total Operating Expenses	-	5,057	381	25,620
Income/(loss) from Vessel Operations	(66)	(360)	479	(16,862)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(66)	(360)	479	(16,862)
Other Income/(expense)	-	-	(0)	(3)
Income/(loss) before Interest Expense and Income Taxes	(66)	(360)	479	(16,865)
Interest Expense	-	-	-	(9)
Income/(loss) before Reorganization Items and Income Taxes	(66)	(360)	479	(16,875)
Reorganization Items, net	-	2,416	75	344
Income/(loss) before Income Taxes	(66)	(2,776)	404	(17,219)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(66)	$(2,776)	$404	$(17,219)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Limar Charter Corporation		Luxmar Product Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	255	-	-
Voyage charter revenues	-	1,757	915	13,130
	-	2,012	915	13,130
Operating Expenses:
Voyage expenses	-	834	515	7,713
Vessel expenses	(13)	363	201	3,239
Charter hire expenses	-	776	-	-
Depreciation and amortization	-	437	92	1,612
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	(13)	2,411	808	29,506
Income/(loss) from Vessel Operations	13	(398)	107	(16,376)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	13	(398)	107	(16,376)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	13	(398)	107	(16,376)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	13	(398)	107	(16,376)
Reorganization Items, net	-	7,625	-	-
Income/(loss) before Income Taxes	13	(8,023)	107	(16,376)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$13	$(8,023)	$107	$(16,376)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Luxmar Tanker LLC		Majestic Tankers Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$1,323	$7,225
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	1,323	7,225
Operating Expenses:
Voyage expenses	-	(27)	42	739
Vessel expenses	(0)	170	232	5,562
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	179	2,886
General and administrative	-	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	(0)	143	453	29,419
Income/(loss) from Vessel Operations	0	(143)	870	(22,194)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(143)	870	(22,194)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(143)	870	(22,194)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(143)	870	(22,194)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(143)	870	(22,194)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(143)	$870	$(22,194)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Oak Tanker Corporation		Maremar Product Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$761	$8,662	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	761	8,665	-	-
Operating Expenses:
Voyage expenses	-	296	-	-
Vessel expenses	264	3,289	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	292	6,343	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	61,052	-	-
Total Operating Expenses	556	70,980	-	(3)
Income/(loss) from Vessel Operations	205	(62,315)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	205	(62,315)	-	3
Other Income/(expense)	(3)	(35)	-	-
Income/(loss) before Interest Expense and Income Taxes	202	(62,350)	-	3
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	202	(62,383)	-	3
Reorganization Items, net	-	1,325	-	-
Income/(loss) before Income Taxes	202	(63,708)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$202	$(63,708)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	171	1,103	-	-
Voyage charter revenues	0	5,816	-	-
	171	6,919	-	-
Operating Expenses:
Voyage expenses	6	3,634	-	-
Vessel expenses	1	1,867	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	46	1,160	-	-
General and administrative	-	5	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	53	22,723	-	-
Income/(loss) from Vessel Operations	118	(15,804)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	118	(15,804)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	118	(15,804)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	118	(15,804)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	118	(15,804)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$118	$(15,804)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	817	13,970	-	-
	817	13,970	-	-
Operating Expenses:
Voyage expenses	416	6,721	-	-
Vessel expenses	148	2,440	1	1
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	2,001	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	703	11,162	1	1
Income/(loss) from Vessel Operations	114	2,808	(1)	(1)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	114	2,808	(1)	(1)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	114	2,808	(1)	(1)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	114	2,808	(1)	(1)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	114	2,808	(1)	(1)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$114	$2,808	$(1)	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Mykonos Tanker LLC		Nedimar Charter Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,559	22,489	-	894
	1,559	22,489	-	894
Operating Expenses:
Voyage expenses	627	8,889	-	455
Vessel expenses	363	4,802	-	452
Charter hire expenses	-	-	-	609
Depreciation and amortization	173	2,469	-	172
General and administrative	18	235	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	1,181	16,414	(0)	1,688
Income/(loss) from Vessel Operations	378	6,075	0	(795)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	378	6,075	0	(795)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	378	6,075	0	(795)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	378	6,075	0	(795)
Reorganization Items, net	-	-	-	5,852
Income/(loss) before Income Taxes	378	6,075	0	(6,647)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$378	$6,075	$0	$(6,647)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$873	$8,690	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	873	8,690	-	-
Operating Expenses:
Voyage expenses	-	363	-	-
Vessel expenses	307	3,321	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	279	6,325	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	62,874	-	-
Total Operating Expenses	585	72,884	-	-
Income/(loss) from Vessel Operations	288	(64,193)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	288	(64,193)	-	-
Other Income/(expense)	(2)	(22)	-	-
Income/(loss) before Interest Expense and Income Taxes	286	(64,215)	-	-
Interest Expense	-	(33)	-	-
Income/(loss) before Reorganization Items and Income Taxes	286	(64,248)	-	-
Reorganization Items, net	-	1,311	-	-
Income/(loss) before Income Taxes	286	(65,559)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$286	$(65,559)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Oceania Tanker Corporation		OSG 192 LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$796	$-	$-
Time and bareboat charter revenues	-	-	915	10,777
Voyage charter revenues	-	-	-	32
	-	796	915	10,809
Operating Expenses:
Voyage expenses	-	310	23	168
Vessel expenses	72	2,337	21	648
Charter hire expenses	-	-	-	-
Depreciation and amortization	155	2,446	175	3,132
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	227	36,444	219	3,948
Income/(loss) from Vessel Operations	(227)	(35,648)	696	6,861
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(227)	(35,648)	696	6,861
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(227)	(35,648)	696	6,861
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(227)	(35,648)	696	6,861
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(227)	(35,648)	696	6,861
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(227)	$(35,648)	$696	$6,861

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG 209 LLC		OSG 214 LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	930	11,925	930	11,654
Voyage charter revenues	3	145	59	896
	933	12,070	989	12,550
Operating Expenses:
Voyage expenses	15	258	71	1,072
Vessel expenses	51	615	38	752
Charter hire expenses	-	-	-	-
Depreciation and amortization	187	2,677	233	3,369
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	253	3,550	342	5,193
Income/(loss) from Vessel Operations	681	8,520	647	7,357
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	681	8,520	647	7,357
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	681	8,520	647	7,357
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	681	8,520	647	7,357
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	681	8,520	647	7,357
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$681	$8,520	$647	$7,357

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG 215 Corporation		OSG 242 LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,395	19,079
Voyage charter revenues	-	-	-	974
	-	-	1,395	20,053
Operating Expenses:
Voyage expenses	-	-	18	610
Vessel expenses	-	-	43	613
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	214	3,048
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	276	4,271
Income/(loss) from Vessel Operations	-	-	1,119	15,782
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,119	15,782
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,119	15,782
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,119	15,782
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,119	15,782
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,119	$15,782

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG 243 LLC		OSG 244 LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,395	14,072	992	11,917
Voyage charter revenues	5	5,864	40	245
	1,400	19,936	1,032	12,162
Operating Expenses:
Voyage expenses	26	2,400	15	164
Vessel expenses	44	744	23	510
Charter hire expenses	-	-	-	-
Depreciation and amortization	246	3,487	244	3,803
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	317	6,631	282	4,477
Income/(loss) from Vessel Operations	1,083	13,306	749	7,685
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,083	13,306	749	7,685
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,083	13,306	749	7,685
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,083	13,306	749	7,685
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,083	13,306	749	7,685
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,083	$13,306	$749	$7,685

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG 252 LLC		OSG 254 LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,054	12,335	1,054	5,681
Voyage charter revenues	-	4,548	-	8,419
	1,054	16,883	1,054	14,100
Operating Expenses:
Voyage expenses	14	1,403	14	210
Vessel expenses	34	551	27	814
Charter hire expenses	-	-	-	-
Depreciation and amortization	240	3,461	270	3,960
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	288	5,415	311	4,984
Income/(loss) from Vessel Operations	766	11,468	743	9,116
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	766	11,468	743	9,116
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	766	11,468	743	9,116
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	766	11,468	743	9,116
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	766	11,468	743	9,116
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$766	$11,468	$743	$9,116

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG 300 LLC		OSG 400 LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	0	(226)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	0	(226)
Income/(loss) from Vessel Operations	-	-	(0)	226
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(0)	226
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(0)	226
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(0)	226
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(0)	226
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(0)	$226

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG America L.P.		OSG America LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	5,584	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	5,583	-	-
Income/(loss) from Vessel Operations	(383)	(5,583)	-	-
Equity in Income/(loss) of Affiliated Companies	(0)	6,111	-	-
Operating Income/(loss)	(383)	529	-	-
Other Income/(expense)	31	257	-	-
Income/(loss) before Interest Expense and Income Taxes	(353)	785	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(353)	785	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(353)	785	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$(353)	$784	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Clean Products International, Inc.		OSG Columbia LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	219	3,337
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	1,077
General and administrative	-	-	7	99
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	300	4,513
Income/(loss) from Vessel Operations	-	-	(300)	(4,513)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(300)	(4,513)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(300)	(4,513)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(300)	(4,513)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(300)	(4,513)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(300)	$(4,513)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Constitution LLC		OSG Courageous LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	3	226	3,371
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	84	1,140
General and administrative	-	-	7	101
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	317	4,612
Income/(loss) from Vessel Operations	-	(3)	(317)	(4,612)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	(317)	(4,612)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	(317)	(4,612)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	(317)	(4,612)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	(317)	(4,612)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$(317)	$(4,612)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	3,491	63,857	-	-
	3,491	63,857	-	-
Operating Expenses:
Voyage expenses	700	11,131	-	-
Vessel expenses	1,104	15,270	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,134	16,182	-	-
General and administrative	26	331	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(956)
Total Operating Expenses	2,964	42,915	-	(956)
Income/(loss) from Vessel Operations	528	20,941	-	956
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	528	20,941	-	956
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	528	20,941	-	956
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	528	20,941	-	956
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	528	20,941	-	956
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$528	$20,941	$-	$956

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Endeavor LLC		OSG Endurance LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	243	3,161
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	86	1,218
General and administrative	-	-	7	96
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	58	-	-
Total Operating Expenses	-	58	335	4,475
Income/(loss) from Vessel Operations	-	(58)	(335)	(4,475)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(58)	(335)	(4,475)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(58)	(335)	(4,475)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(58)	(335)	(4,475)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(58)	(335)	(4,475)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(58)	$(335)	$(4,475)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Enterprise LLC		OSG Financial Corp.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	228	3,434	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	110	1,596	-	-
General and administrative	7	96	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	345	5,125	-	-
Income/(loss) from Vessel Operations	(345)	(5,125)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(345)	(5,125)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(345)	(5,125)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(345)	(5,125)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(345)	(5,125)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(345)	$(5,125)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Freedom LLC		OSG Honour LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(0)	18	251	3,340
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	60	869
General and administrative	-	-	8	101
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	(0)	1,017	318	4,310
Income/(loss) from Vessel Operations	0	(1,017)	(318)	(4,310)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(1,017)	(318)	(4,310)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(1,017)	(318)	(4,310)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(1,017)	(318)	(4,310)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(1,017)	(318)	(4,310)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(1,017)	$(318)	$(4,310)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Independence LLC		OSG Intrepid LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	224	3,308	261	3,466
Charter hire expenses	-	-	-	-
Depreciation and amortization	72	995	79	1,277
General and administrative	8	97	7	102
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	304	4,408	347	4,845
Income/(loss) from Vessel Operations	(304)	(4,408)	(347)	(4,845)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(304)	(4,408)	(347)	(4,845)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(304)	(4,408)	(347)	(4,845)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(304)	(4,408)	(347)	(4,845)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(304)	(4,408)	(347)	(4,845)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(304)	$(4,408)	$(347)	$(4,845)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Liberty LLC		OSG Lightering LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	8,321	97,883
	-	-	8,321	97,883
Operating Expenses:
Voyage expenses	-	-	4,077	58,909
Vessel expenses	-	(9)	(9)	160
Charter hire expenses	-	-	2,201	32,982
Depreciation and amortization	-	-	127	1,952
General and administrative	-	-	224	3,327
Goodwill and intangible assets impairment charge	-	-	-	14,726
(Gain)/loss on disposal of vessels, including impairments	-	-	-	470
Total Operating Expenses	-	(9)	6,621	112,527
Income/(loss) from Vessel Operations	-	9	1,701	(14,644)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	9	1,701	(14,644)
Other Income/(expense)	-	-	1	13
Income/(loss) before Interest Expense and Income Taxes	-	9	1,702	(14,631)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	9	1,702	(14,631)
Reorganization Items, net	-	-	-	(60)
Income/(loss) before Income Taxes	-	9	1,702	(14,570)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$9	$1,702	$(14,570)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	1,567
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	1,567
Income/(loss) from Vessel Operations	-	-	-	(1,567)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(1,567)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(1,567)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(1,567)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(1,567)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(1,567)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Mariner LLC		OSG Maritrans Parent LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	83
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	58	-	-
Total Operating Expenses	-	58	6	83
Income/(loss) from Vessel Operations	-	(58)	(6)	(83)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(58)	(6)	(83)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(58)	(6)	(83)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(58)	(6)	(83)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(58)	(6)	(83)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(58)	$(6)	$(83)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Navigator LLC		OSG New York, Inc.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$749	$8,005
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,034
	-	-	749	12,039
Operating Expenses:
Voyage expenses	-	-	(3)	2,313
Vessel expenses	224	3,283	6	76
Charter hire expenses	-	-	695	11,103
Depreciation and amortization	71	1,034	-	-
General and administrative	7	101	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	303	4,418	698	13,493
Income/(loss) from Vessel Operations	(303)	(4,418)	52	(1,454)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(303)	(4,418)	52	(1,454)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(303)	(4,418)	52	(1,454)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(303)	(4,418)	52	(1,454)
Reorganization Items, net	-	-	-	306
Income/(loss) before Income Taxes	(303)	(4,418)	52	(1,760)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(303)	$(4,418)	$52	$(1,760)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Product Tankers, LLC		OSG Quest LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	33
Total Operating Expenses	-	-	-	33
Income/(loss) from Vessel Operations	-	-	-	(33)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(33)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(33)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(33)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(33)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(33)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Seafarer LLC		OSG Ship Management, Inc.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	172	3,389
General and administrative	-	-	3,985	35,899
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(0)	4,158	39,288
Income/(loss) from Vessel Operations	-	0	(4,158)	(39,288)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,158)	(39,288)
Other Income/(expense)	-	-	-	28
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,158)	(39,260)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,158)	(39,260)
Reorganization Items, net	-	-	55	2,068
Income/(loss) before Income Taxes	-	0	(4,213)	(41,328)
Income Tax (Benefit)/Provision	-	-	-	2
Net Income/(Loss)	$-	$0	$(4,213)	$(41,330)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	OSG Valour LLC		Overseas Allegiance Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas Anacortes LLC		Overseas Boston LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	26,930	236	22,130
Voyage charter revenues	-	24	17	60
	2,015	26,954	253	22,191
Operating Expenses:
Voyage expenses	25	361	20	345
Vessel expenses	609	8,065	696	8,532
Charter hire expenses	785	11,392	773	11,198
Depreciation and amortization	32	214	256	695
General and administrative	17	243	18	247
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,468	20,276	1,762	21,018
Income/(loss) from Vessel Operations	547	6,678	(1,509)	1,172
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	547	6,678	(1,509)	1,172
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	547	6,678	(1,509)	1,172
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	547	6,678	(1,509)	1,172
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	547	6,678	(1,509)	1,172
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$547	$6,656	$(1,509)	$1,166

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas Houston LLC		Overseas Integrity LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	20,757	-	-
Voyage charter revenues	-	-	-	-
	1,449	20,757	-	-
Operating Expenses:
Voyage expenses	6	87	-	-
Vessel expenses	547	8,035	-	(3)
Charter hire expenses	735	10,644	-	-
Depreciation and amortization	62	902	-	-
General and administrative	17	245	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,367	19,912	-	(3)
Income/(loss) from Vessel Operations	82	845	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	82	845	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	82	845	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	82	845	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	82	845	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$82	$845	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas Long Beach LLC		Overseas Los Angeles LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,457	20,751	1,457	20,671
Voyage charter revenues	-	-	-	7
	1,457	20,751	1,457	20,678
Operating Expenses:
Voyage expenses	12	176	12	180
Vessel expenses	591	8,085	566	8,284
Charter hire expenses	736	10,658	739	10,707
Depreciation and amortization	45	639	42	601
General and administrative	17	242	18	245
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,401	19,801	1,377	20,016
Income/(loss) from Vessel Operations	56	950	80	662
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	56	950	80	662
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	56	950	80	662
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	56	950	80	662
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	56	950	80	662
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$56	$949	$80	$661

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas Martinez LLC		Overseas New Orleans LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,790	24,025	-	-
Voyage charter revenues	17	61	-	-
	1,807	24,086	-	-
Operating Expenses:
Voyage expenses	40	373	-	-
Vessel expenses	561	8,646	-	5
Charter hire expenses	784	11,255	-	-
Depreciation and amortization	41	430	-	-
General and administrative	18	249	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,444	20,952	-	5
Income/(loss) from Vessel Operations	364	3,134	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	364	3,134	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	364	3,134	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	364	3,134	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	364	3,134	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$364	$3,127	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas New York LLC		Overseas Nikiski LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	19,787	1,651	23,643
Voyage charter revenues	-	-	17	66
	1,449	19,787	1,668	23,709
Operating Expenses:
Voyage expenses	6	83	37	376
Vessel expenses	546	8,028	569	8,251
Charter hire expenses	742	10,767	774	11,217
Depreciation and amortization	37	568	46	649
General and administrative	18	245	18	249
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,349	19,690	1,444	20,742
Income/(loss) from Vessel Operations	100	97	224	2,966
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	100	97	224	2,966
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	100	97	224	2,966
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	100	97	224	2,966
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	100	97	224	2,966
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$100	$97	$224	$2,959

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	3
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	3
Income/(loss) from Vessel Operations	-	-	-	(3)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(3)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(3)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	(0)	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	9	-	-
Income/(loss) from Vessel Operations	-	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(9)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,450	62,568
Voyage charter revenues	-	-	-	47
	-	-	4,450	62,615
Operating Expenses:
Voyage expenses	-	-	33	499
Vessel expenses	-	3	1,266	16,547
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	927	13,121
General and administrative	-	-	37	496
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	2,263	30,663
Income/(loss) from Vessel Operations	-	(3)	2,187	31,952
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,187	31,952
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,187	31,952
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,187	31,952
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,187	31,952
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$2,187	$31,952

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Overseas Tampa LLC		Overseas Texas City LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	27,047	2,015	26,983
Voyage charter revenues	-	55	0	24
	2,015	27,102	2,015	27,007
Operating Expenses:
Voyage expenses	28	397	25	381
Vessel expenses	641	8,213	614	8,467
Charter hire expenses	811	11,643	747	10,719
Depreciation and amortization	2	32	39	467
General and administrative	19	246	18	245
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,502	20,530	1,444	20,280
Income/(loss) from Vessel Operations	513	6,572	572	6,727
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	513	6,572	572	6,727
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	513	6,572	572	6,727
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	513	6,572	572	6,727
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	513	6,572	572	6,727
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$513	$6,559	$572	$6,727

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Pearlmar Limited		Petromar Limited
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$807	$7,978	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	14	1,012	11,628
	807	7,993	1,012	11,628
Operating Expenses:
Voyage expenses	-	12	505	6,648
Vessel expenses	194	3,292	198	3,184
Charter hire expenses	-	-	-	-
Depreciation and amortization	163	3,107	78	1,270
General and administrative	(0)	0	66	999
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,346	-	14,775
Total Operating Expenses	357	23,757	847	26,877
Income/(loss) from Vessel Operations	450	(15,765)	165	(15,250)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	450	(15,765)	165	(15,250)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	450	(15,765)	165	(15,250)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	450	(15,765)	165	(15,250)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	450	(15,765)	165	(15,250)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$450	$(15,765)	$165	$(15,250)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3,940	(1)	3,823
	-	3,940	(1)	3,823
Operating Expenses:
Voyage expenses	-	2,380	-	2,368
Vessel expenses	-	26	-	16
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	4,756	-	4,380
Income/(loss) from Vessel Operations	-	(817)	(1)	(557)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(817)	(1)	(557)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(817)	(1)	(557)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(817)	(1)	(557)
Reorganization Items, net	-	5,816	-	5,570
Income/(loss) before Income Taxes	-	(6,633)	(1)	(6,128)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(6,633)	$(1)	$(6,128)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Queens Product Tanker Corporation		Reymar Limited
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$6,047
Time and bareboat charter revenues	-	-	405	653
Voyage charter revenues	-	9	-	16
	-	9	405	6,716
Operating Expenses:
Voyage expenses	-	3	8	(489)
Vessel expenses	1	70	192	3,785
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	127	2,805
General and administrative	-	-	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	15,911
Total Operating Expenses	1	73	327	22,012
Income/(loss) from Vessel Operations	(1)	(65)	79	(15,296)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(65)	79	(15,296)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(65)	79	(15,296)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(65)	79	(15,296)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(1)	(65)	79	(15,296)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(65)	$79	$(15,296)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Rich Tanker Corporation		Rimar Chartering Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	960	12,405	(0)	797
	960	12,860	(0)	797
Operating Expenses:
Voyage expenses	456	6,974	(0)	493
Vessel expenses	8	96	2	308
Charter hire expenses	403	6,126	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	867	13,196	2	1,507
Income/(loss) from Vessel Operations	92	(336)	(2)	(711)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	92	(336)	(2)	(711)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	92	(336)	(2)	(711)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	92	(336)	(2)	(711)
Reorganization Items, net	-	2,159	-	8,825
Income/(loss) before Income Taxes	92	(2,495)	(2)	(9,536)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$92	$(2,495)	$(2)	$(9,536)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Rosalyn Tanker Corporation		Rosemar Limited
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$1,357	$8,201	$-	$-
Time and bareboat charter revenues	-	-	166	5,082
Voyage charter revenues	-	-	-	15
	1,357	8,201	166	5,096
Operating Expenses:
Voyage expenses	-	256	4	142
Vessel expenses	190	4,454	288	3,512
Charter hire expenses	-	-	-	-
Depreciation and amortization	257	3,442	156	3,050
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,026
Total Operating Expenses	447	8,152	448	24,731
Income/(loss) from Vessel Operations	910	49	(282)	(19,635)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	910	49	(282)	(19,635)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	910	49	(282)	(19,635)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	910	49	(282)	(19,635)
Reorganization Items, net	-	36	-	-
Income/(loss) before Income Taxes	910	13	(282)	(19,635)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$910	$13	$(282)	$(19,635)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Rubymar Limited		Sakura Transport Corp.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$834	$7,414
Time and bareboat charter revenues	248	3,792	-	-
Voyage charter revenues	-	-	-	-
	248	3,792	834	7,414
Operating Expenses:
Voyage expenses	-	(0)	54	379
Vessel expenses	1	(2)	552	5,076
Charter hire expenses	-	-	-	-
Depreciation and amortization	156	2,932	274	4,119
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,563	-	-
Total Operating Expenses	156	19,493	880	9,574
Income/(loss) from Vessel Operations	92	(15,700)	(46)	(2,161)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	92	(15,700)	(46)	(2,161)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	92	(15,700)	(46)	(2,161)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	92	(15,700)	(46)	(2,161)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	92	(15,700)	(46)	(2,161)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$92	$(15,700)	$(46)	$(2,161)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	415	5,771	-	-
Voyage charter revenues	-	2	1,940	19,984
	415	5,773	1,940	19,984
Operating Expenses:
Voyage expenses	22	186	731	7,604
Vessel expenses	195	2,545	329	5,125
Charter hire expenses	-	-	-	-
Depreciation and amortization	144	2,604	171	2,454
General and administrative	(0)	0	17	229
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,279	-	-
Total Operating Expenses	361	24,615	1,248	15,412
Income/(loss) from Vessel Operations	54	(18,842)	692	4,573
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	54	(18,842)	692	4,573
Other Income/(expense)	(0)	(3)	-	-
Income/(loss) before Interest Expense and Income Taxes	54	(18,845)	692	4,573
Interest Expense	-	(9)	-	-
Income/(loss) before Reorganization Items and Income Taxes	54	(18,854)	692	4,573
Reorganization Items, net	-	269	-	-
Income/(loss) before Income Taxes	54	(19,123)	692	4,573
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$54	$(19,123)	$692	$4,573

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$525	$-	$2,051
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	785	9,069	2,031	10,379
	785	9,595	2,031	12,430
Operating Expenses:
Voyage expenses	354	5,268	849	6,674
Vessel expenses	197	2,077	274	3,562
Charter hire expenses	194	2,575	-	-
Depreciation and amortization	17	240	143	2,048
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	762	10,161	1,266	12,283
Income/(loss) from Vessel Operations	24	(567)	765	147
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	24	(567)	765	147
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	24	(580)	765	147
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	24	(580)	765	147
Reorganization Items, net	-	15,145	-	-
Income/(loss) before Income Taxes	24	(15,725)	765	147
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$24	$(15,725)	$765	$147

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Shirley Tanker SRL		Sifnos Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$2,004	$543	$6,227
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	2,023	9,879	-	-
	2,023	11,883	543	6,227
Operating Expenses:
Voyage expenses	849	6,326	0	15
Vessel expenses	284	4,135	136	2,914
Charter hire expenses	-	-	194	3,497
Depreciation and amortization	326	4,535	33	327
General and administrative	1	68	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,460	15,063	362	6,754
Income/(loss) from Vessel Operations	562	(3,180)	180	(527)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	562	(3,180)	180	(527)
Other Income/(expense)	0	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	562	(3,180)	180	(540)
Interest Expense	-	(15)	-	-
Income/(loss) before Reorganization Items and Income Taxes	562	(3,194)	180	(540)
Reorganization Items, net	-	229	-	13,781
Income/(loss) before Income Taxes	562	(3,423)	180	(14,322)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$562	$(3,423)	$180	$(14,322)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Silvermar Limited		Sixth Aframax Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$843	$7,705	$-	$857
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	-	10	2,018	10,111
	843	7,715	2,018	12,853
Operating Expenses:
Voyage expenses	-	13	849	6,534
Vessel expenses	185	2,672	192	3,684
Charter hire expenses	-	-	-	-
Depreciation and amortization	164	3,046	149	2,009
General and administrative	(0)	0	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,981	-	-
Total Operating Expenses	349	22,713	1,190	12,228
Income/(loss) from Vessel Operations	494	(14,998)	828	625
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	494	(14,998)	828	625
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	494	(14,998)	828	625
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	494	(14,998)	828	625
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	494	(14,998)	828	625
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$494	$(14,998)	$828	$625

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Skopelos Product Tanker Corporation		Star Chartering Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	457	6,219
Voyage charter revenues	868	14,397	-	-
	868	14,397	457	6,219
Operating Expenses:
Voyage expenses	591	8,777	-	-
Vessel expenses	154	2,540	2	39
Charter hire expenses	-	-	457	6,220
Depreciation and amortization	113	1,601	-	-
General and administrative	(0)	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	858	12,919	460	6,259
Income/(loss) from Vessel Operations	10	1,478	(2)	(40)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	10	1,478	(2)	(40)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	10	1,478	(2)	(40)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	10	1,478	(2)	(40)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	10	1,478	(2)	(40)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$10	$1,478	$(2)	$(40)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$6	$10,603	$-	$1,363
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,184	7,505	-	7
	1,189	18,108	-	1,371
Operating Expenses:
Voyage expenses	1,052	4,977	(350)	(329)
Vessel expenses	4	138	(0)	545
Charter hire expenses	421	16,423	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	99	1,161	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,575	22,698	(350)	1,980
Income/(loss) from Vessel Operations	(386)	(4,590)	350	(609)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(386)	(4,590)	350	(609)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(386)	(4,590)	350	(609)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(386)	(4,590)	350	(609)
Reorganization Items, net	-	-	-	36,040
Income/(loss) before Income Taxes	(386)	(4,590)	350	(36,649)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(386)	$(4,590)	$350	$(36,649)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Third United Shipping Corporation		Tokyo Transport Corp.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$1,301	$9,406
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	1,301	9,406
Operating Expenses:
Voyage expenses	-	-	1	404
Vessel expenses	-	-	224	4,270
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	269	3,938
General and administrative	-	-	(0)	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	494	8,613
Income/(loss) from Vessel Operations	-	-	808	794
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	808	794
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	808	794
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	808	794
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	808	794
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$808	$794

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Transbulk Carriers, Inc.		Troy Chartering Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$1,194
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	-	1,206
Operating Expenses:
Voyage expenses	-	-	38	49
Vessel expenses	-	-	1	464
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	0	1
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	39	2,224
Income/(loss) from Vessel Operations	-	-	(39)	(1,018)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(39)	(1,018)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(39)	(1,018)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(39)	(1,018)
Reorganization Items, net	-	-	-	37,194
Income/(loss) before Income Taxes	-	-	(39)	(38,212)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(39)	$(38,212)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Troy Product Corporation		Urban Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$538	$6,600
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	538	6,592
Operating Expenses:
Voyage expenses	-	-	-	(27)
Vessel expenses	-	-	4	65
Charter hire expenses	-	-	403	6,225
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	407	6,262
Income/(loss) from Vessel Operations	-	-	131	329
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	131	329
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	131	329
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	131	329
Reorganization Items, net	-	-	-	4,083
Income/(loss) before Income Taxes	-	-	131	(3,754)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$131	$(3,754)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Vega Tanker Corporation		View Tanker Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$39
Time and bareboat charter revenues	-	-	-	4,686
Voyage charter revenues	-	-	793	2,896
	-	-	793	7,622
Operating Expenses:
Voyage expenses	-	-	367	1,612
Vessel expenses	-	80	11	81
Charter hire expenses	-	-	403	5,758
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	80	782	7,451
Income/(loss) from Vessel Operations	-	(80)	12	170
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(80)	12	170
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(80)	12	170
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(80)	12	170
Reorganization Items, net	-	-	-	3,104
Income/(loss) before Income Taxes	-	(80)	12	(2,934)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(80)	$12	$(2,934)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(23)	3,808
	-	-	(23)	3,808
Operating Expenses:
Voyage expenses	-	-	-	1,978
Vessel expenses	-	-	-	7
Charter hire expenses	-	-	3	1,831
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	3	3,816
Income/(loss) from Vessel Operations	-	-	(26)	(7)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(26)	(7)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(26)	(7)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(26)	(7)
Reorganization Items, net	-	-	-	4,357
Income/(loss) before Income Taxes	-	-	(26)	(4,364)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(26)	$(4,364)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Wind Aframax Tanker Corporation		Combined Debtors
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$-	$-	$18,459	$223,499
Time and bareboat charter revenues	-	-	32,936	456,780
Voyage charter revenues	-	-	55,840	590,445
	-	-	107,234	1,270,724
Operating Expenses:
Voyage expenses	-	-	25,807	314,072
Vessel expenses	-	(0)	22,537	324,949
Charter hire expenses	-	10	15,729	276,497
Depreciation and amortization	-	-	14,131	217,308
General and administrative	-	-	5,627	82,634
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	-	644,580
Total Operating Expenses	-	10	83,832	1,876,333
Income/(loss) from Vessel Operations	-	(10)	23,403	(605,609)
Equity in Income/(loss) of Affiliated Companies	-	-	2,948	50,836
Operating Income/(loss)	-	(10)	26,351	(554,773)
Other Income/(expense)	-	-	(1,215)	(20,071)
Income/(loss) before Interest Expense and Income Taxes	-	(10)	25,136	(574,845)
Interest Expense	-	-	-	(215)
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	25,136	(575,059)
Reorganization Items, net	-	-	6,842	375,125
Income/(loss) before Income Taxes	-	(10)	18,294	(950,184)
Income Tax (Benefit)/Provision	-	-	(1,813)	(23,453)
Net Income/(Loss)	$-	$(10)	$20,107	$(926,731)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Eliminations		Consolidated Debtors
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$(54)	$(1,322)	$18,404	$222,177
Time and bareboat charter revenues	(421)	(9,619)	32,515	447,161
Voyage charter revenues	-	-	55,840	590,445
	(475)	(10,941)	106,759	1,259,783
Operating Expenses:
Voyage expenses	-	-	25,807	314,072
Vessel expenses	-	-	22,537	324,949
Charter hire expenses	(475)	(10,941)	15,254	265,557
Depreciation and amortization	-	-	14,131	217,308
General and administrative	-	-	5,627	82,634
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	-	644,580
Total Operating Expenses	(475)	(10,941)	83,355	1,865,392
Income/(loss) from Vessel Operations	-	-	23,404	(605,609)
Equity in Income/(loss) of Affiliated Companies	-	-	2,948	50,835
Operating Income/(loss)	-	-	26,352	(554,774)
Other Income/(expense)	-	-	(1,215)	(20,071)
Income/(loss) before Interest Expense and Income Taxes	-	-	25,137	(574,846)
Interest Expense	-	-	-	(216)
Income/(loss) before Reorganization Items and Income Taxes	-	-	25,137	(575,061)
Reorganization Items, net	-	-	6,842	375,123
Income/(loss) before Income Taxes	-	-	18,295	(950,184)
Income Tax (Benefit)/Provision	-	-	(1,813)	(23,453)
Net Income/(Loss)	$-	$-	$20,108	$(926,731)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Total Non-Debtors		Eliminations
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$(0)	$171	$-	$-
Time and bareboat charter revenues	-	117	-	-
Voyage charter revenues	-	(167)	-	-
	(0)	122	-	-
Operating Expenses:
Voyage expenses	-	(411)	-	-
Vessel expenses	28	501	-	-
Charter hire expenses	-	334	-	-
Depreciation and amortization	(97)	(792)	-	-
General and administrative	2,045	34,155	-	-
Goodwill and intangible assets impairment charge	-	(79)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	88	-	-
Total Operating Expenses	1,976	33,797	-	-
Income/(loss) from Vessel Operations	(1,976)	(33,675)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1,976)	(33,675)	-	-
Other Income/(expense)	1,257	21,197	-	-
Income/(loss) before Interest Expense and Income Taxes	(720)	(12,478)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(720)	(12,478)	-	-
Reorganization Items, net	-	0	-	-
Income/(loss) before Income Taxes	(720)	(12,478)	-	-
Income Tax (Benefit)/Provision	(205)	3,898	-	-
Net Income/(Loss)	$(515)	$(16,376)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from January 1 - 31, 2014 and November 14, 2012 through January 31, 2014

	Consolidated Overseas Shipholding Group, Inc.
(000s)	January 1 - 31, 2014	November 14, 2012 - January 31, 2014

Shipping Revenues:

Pool revenues	$18,404	$222,349
Time and bareboat charter revenues	32,515	447,278
Voyage charter revenues	55,840	590,278
	106,759	1,259,905
Operating Expenses:
Voyage expenses	25,807	313,661
Vessel expenses	22,565	325,450
Charter hire expenses	15,254	265,891
Depreciation and amortization	14,035	216,516
General and administrative	7,672	116,789
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	-	644,668
Total Operating Expenses	85,333	1,899,189
Income/(loss) from Vessel Operations	21,426	(639,284)
Equity in Income/(loss) of Affiliated Companies	2,948	50,835
Operating Income/(loss)	24,374	(588,449)
Other Income/(expense)	42	1,126
Income/(loss) before Interest Expense and Income Taxes	24,416	(587,323)
Interest Expense	-	(216)
Income/(loss) before Reorganization Items and Income Taxes	24,416	(587,539)
Reorganization Items, net	6,842	375,123
Income/(loss) before Income Taxes	17,574	(962,662)
Income Tax (Benefit)/Provision	(2,018)	(19,555)
Net Income/(Loss)	$19,592	$(943,107)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation		Alcesmar Limited
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$173,621	$3,986	$146,498	$46,300	$15,702	$-	$-	$-	$-	$-	$-
Voyage receivables	530	0	(990)	(756)	-	-	2,611	4,058	-	-	1,547	1,354
Other receivables	5,011	3,974	13,363	510	746	45	27	44	(1)	(1)	11	36
Inventory	-	-	-	-	-	-	-	2,918	-	-	-	-
Prepaid expenses and other current assets	16,696	6,992	(133)	1	-	-	75	121	18	106	21	47
Total Current Assets	342,364	184,586	16,227	146,253	47,046	15,747	2,713	7,141	18	105	1,579	1,436
Vessels and other property, less accumulated depreciation	-	-	-	150	-	-	50,585	47,368	-	-	34,822	14,979
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,682	-	-	674	1,013
Total Vessels, Deferred Drydock and Other Property	-	-	-	150	-	-	52,797	49,050	-	-	35,496	15,992
Investments in Affiliated Companies	38	253	(2,998)	38,945	-	-	-	-	231,376	271,347	300	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	274,902	180,732	137,566	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,780	339,231	339,233	986,889	986,888	16,336	16,336	259,313	259,313	3,930	3,930
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	1,487,388	1,498,820	4,045	4,045	-	-	4,350	4,350	0	0
Post-petition intercompany receivables from non-debtors	-	464	-	16,694	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	36,535	-	55,200	-	40,660	-	1,170	-	-	-	3,431
Other Assets	0	9,169	6	25	237	129	21	(93)	-	-	(13)	(5)
Total Assets	$1,767,945	$1,685,035	$4,057,090	$4,269,398	$2,550,477	$2,559,730	$71,867	$73,605	$495,057	$535,116	$41,292	$25,084

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	273,777	-	379	55	1,331	1,150	296	-	-	44	558
Total Current Liabilities Not Subject to Compromise	8,019	273,777	-	379	55	1,331	1,150	296	-	-	44	558

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	79,516	-	53,011	-	503	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	33,481	-	5	-	3,536	-	-	-	1,154
Post-petition intercompany payables to other debtors	-	14,110	-	184,405	-	8,161	-	-	-	783	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	394,707	-	-	-	-	-	-	43	-	-	-
Total Liabilities Not Subject to Compromise	732,151	682,593	-	297,781	55	62,508	1,150	4,335	43	783	44	1,712

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,549	50,033	33	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,120	17	17	6,818	6,818
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,614	-	-	39	39	238	238
Other liabilities	2,018,557	2,022,640	509	773	2,210	3,614	47,035	46,022	-	-	19,883	19,761
Total Liabilities Subject to Compromise	2,060,968	2,079,387	2,478,631	2,425,373	1,191,215	1,142,426	75,161	74,141	56	56	26,940	26,818

Total Liabilities	2,793,118	2,761,981	2,478,631	2,723,154	1,191,270	1,204,934	76,311	78,476	99	839	26,984	28,530
(Deficit)/Equity:
Total (Deficit)/Equity	(1,025,174)	(1,076,945)	1,578,459	1,546,244	1,359,207	1,354,796	(4,444)	(4,871)	494,959	534,277	14,308	(3,445)
Total Liabilities and (Deficit)/Equity	$1,767,945	$1,685,035	$4,057,090	$4,269,398	$2,550,477	$2,559,730	$71,867	$73,605	$495,057	$535,116	$41,292	$25,084

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation		Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	153	1,409	2,957	91	(62)	(64)	2,562	2,923	1,417	87	(22)	-
Other receivables	(24)	(2)	2,741	937	131	-	6	13	14	439	-	-
Inventory	-	-	-	-	-	-	38	-	318	-	-	-
Prepaid expenses and other current assets	21	48	528	-	-	-	388	52	21	53	1,071	-
Total Current Assets	150	1,455	6,226	1,028	69	(64)	2,995	2,988	1,769	579	1,049	-
Vessels and other property, less accumulated depreciation	34,750	15,253	228	-	-	-	51,954	48,091	26,361	9,797	-	-
Deferred drydock expenditures, net	401	1,030	1,800	-	-	-	1,747	1,176	1,657	1,188	-	-
Total Vessels, Deferred Drydock and Other Property	35,151	16,283	2,028	-	-	-	53,701	49,267	28,018	10,985	-	-
Investments in Affiliated Companies	600	300	-	-	-	-	601	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	7,926	7,926	6,502	6,502	157	157	6,826	6,826	16,108	16,108	102	102
Pre-petition Intercompany receivables from non-debtors	-	-	14	14	481	481	-	-	-	-	783	783
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,353	-	3,970	-	-	-	6,286	-	4,875	-	1,318
Other Assets	0	(12)	55	-	-	-	(1)	(1)	33	25	-	(282)
Total Assets	$43,827	$28,305	$14,825	$11,514	$707	$574	$64,121	$65,366	$45,929	$32,573	$1,934	$1,921

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	708	1,201	116	98	-	-	41	438	374	120	4	-
Total Current Liabilities Not Subject to Compromise	708	1,201	116	98	-	-	41	438	374	120	4	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	1,195	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	708	2,395	116	98	-	-	41	438	374	120	4	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,706	7,706	26,898	26,898	-	-	6,322	6,322	17,078	17,078	-	-
Pre-petition intercompany payables to other debtors	222	222	2,722	2,722	147	147	3	3	335	335	840	840
Other liabilities	19,883	19,761	-	13,450	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	27,811	27,689	29,620	43,070	147	147	6,325	6,325	17,413	17,413	840	840

Total Liabilities	28,519	30,084	29,736	43,168	147	147	6,366	6,763	17,787	17,533	844	840
(Deficit)/Equity:
Total (Deficit)/Equity	15,308	(1,779)	(14,912)	(31,654)	560	427	57,755	58,603	28,142	15,039	1,090	1,081
Total Liabilities and (Deficit)/Equity	$43,827	$28,305	$14,825	$11,514	$707	$574	$64,121	$65,366	$45,929	$32,573	$1,934	$1,921

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Andromar Limited		Antigmar Limited		Aqua Tanker Corporation		Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,480	2,019	270	1,711	455	449	2,193	5	1,578	1,716	330	327
Other receivables	20	18	(27)	8	3,779	4,038	15	351	6	9	26	-
Inventory	-	-	484	-	-	-	150	-	-	-	-	-
Prepaid expenses and other current assets	23	49	21	51	4,651	4,651	273	-	29	47	31	-
Total Current Assets	1,523	2,086	748	1,771	8,884	9,137	2,631	356	1,612	1,772	386	327
Vessels and other property, less accumulated depreciation	35,473	15,148	35,287	15,272	-	-	-	-	35,133	14,961	-	-
Deferred drydock expenditures, net	534	81	395	120	-	-	-	-	762	208	-	-
Total Vessels, Deferred Drydock and Other Property	36,006	15,229	35,682	15,393	-	-	-	-	35,895	15,169	-	-
Investments in Affiliated Companies	600	300	600	600	-	-	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	14,837	14,837	15,228	15,228	199	199	19,515	19,515	4,859	4,859	1,193	1,193
Pre-petition Intercompany receivables from non-debtors	1	1	-	-	440	440	-	-	1	1	550	550
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,811	-	2,395	-	-	-	1,772	-	3,615	-	-
Other Assets	(20)	(18)	(24)	-	-	-	-	-	(37)	(1)	-	-
Total Assets	$52,947	$35,245	$52,233	$35,386	$9,523	$9,776	$22,146	$21,643	$42,631	$25,715	$2,130	$2,070

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	928	57	469	100	57	113	478	2	42	53	-	-
Total Current Liabilities Not Subject to Compromise	928	57	469	100	57	113	478	2	42	53	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	428	-	511	-	-	-	-	-	378	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	3	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	928	485	469	612	57	116	478	2	42	431	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,388	16,388	17,540	17,540	1,979	1,979	23,009	23,009	7,987	7,987	-	-
Pre-petition intercompany payables to other debtors	226	226	241	241	18	18	-	-	223	223	1,193	1,193
Other liabilities	19,883	19,761	19,950	19,761	-	-	-	2,343	19,883	19,761	-	-
Total Liabilities Subject to Compromise	36,498	36,375	37,731	37,542	1,997	1,997	23,009	25,352	28,093	27,971	1,193	1,193

Total Liabilities	37,426	36,860	38,200	38,154	2,053	2,113	23,487	25,354	28,135	28,402	1,193	1,193
(Deficit)/Equity:
Total (Deficit)/Equity	15,521	(1,615)	14,033	(2,769)	7,470	7,663	(1,340)	(3,711)	14,496	(2,687)	936	877
Total Liabilities and (Deficit)/Equity	$52,947	$35,245	$52,233	$35,386	$9,523	$9,776	$22,146	$21,643	$42,631	$25,715	$2,130	$2,070

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Atalmar Limited		Athens Product Tanker Corporation		Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,936	1,921	1,699	2,617	904	10	3,187	272	171	169	-	2,208
Other receivables	2	(2)	(4)	3	-	87	28	(639)	(53)	-	-	(14)
Inventory	182	791	323	566	433	-	-	3,642	-	-	-	-
Prepaid expenses and other current assets	23	47	19	52	605	0	96	108	221	-	-	52
Total Current Assets	2,143	2,758	2,037	3,239	1,941	97	3,311	3,383	339	169	-	2,247
Vessels and other property, less accumulated depreciation	35,037	14,985	41,872	39,920	-	-	38,944	36,422	-	-	59,564	70,757
Deferred drydock expenditures, net	726	256	-	-	-	-	1,486	938	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	35,762	15,241	41,872	39,920	-	-	40,429	37,360	-	-	59,564	70,757
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	13,184	13,184	16	16	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	299	299
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,586	-	5,308	-	1,706	-	2,739	-	-	-	-
Other Assets	(114)	(20)	2	-	(9)	-	(37)	(73)	-	-	-	-
Total Assets	$50,976	$34,749	$43,926	$48,483	$24,241	$24,112	$56,032	$55,739	$1,611	$1,440	$81,926	$95,366

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	571	1,123	63	572	59	1	321	3,184	249	-	-	109
Total Current Liabilities Not Subject to Compromise	571	1,123	63	572	59	1	321	3,184	249	-	-	109

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	12,318
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	571	1,123	63	572	59	1	321	3,184	249	-	-	12,428

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	57,592	57,592
Pre-petition intercompany payables to non-debtors	9,783	9,783	7,512	7,512	25,381	25,381	6,453	6,453	-	-	24,229	24,229
Pre-petition intercompany payables to other debtors	261	261	35,276	35,276	365	365	7	7	1,208	1,208	5	5
Other liabilities	-	-	-	-	-	4,375	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,045	10,045	42,788	42,788	25,746	30,121	6,460	6,460	1,208	1,208	81,826	81,826

Total Liabilities	10,616	11,168	42,851	43,360	25,805	30,122	6,782	9,644	1,457	1,208	81,826	94,254
(Deficit)/Equity:
Total (Deficit)/Equity	40,360	23,582	1,075	5,122	(1,564)	(6,010)	49,250	46,095	154	232	100	1,112
Total Liabilities and (Deficit)/Equity	$50,976	$34,749	$43,926	$48,483	$24,241	$24,112	$56,032	$55,739	$1,611	$1,440	$81,926	$95,366

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	697	444	710	-	195	0	205	-	887	1,122	908	230
Other receivables	13	-	(3)	-	22	5	(9)	(28)	908	(4)	-	-
Inventory	-	-	-	-	-	-	-	-	344	547	752	0
Prepaid expenses and other current assets	44	-	-	-	47	71	33	60	54	53	3	(0)
Total Current Assets	753	444	707	-	264	77	230	33	2,194	1,719	1,662	230
Vessels and other property, less accumulated depreciation	141	-	-	-	36,005	16,891	37,294	17,512	22,147	5,043	-	-
Deferred drydock expenditures, net	65	-	-	-	358	1,701	306	1,602	789	805	-	-
Total Vessels, Deferred Drydock and Other Property	206	-	-	-	36,364	18,592	37,600	19,115	22,935	5,848	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,281	9,741	2,827	2,827	26,270	26,270	27,240	27,240	28,974	28,974	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	-	-	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	455	-	-	-	-	-	1,685	-	1,951
Other Assets	105	-	(3)	(1)	-	0	(41)	1	14	(80)	-	-
Total Assets	$11,345	$10,184	$28,802	$28,552	$62,901	$44,943	$65,032	$46,392	$54,135	$38,162	$20,251	$20,769

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	609	39	279	2	461	554	489	566	651	628	19	28
Total Current Liabilities Not Subject to Compromise	609	39	279	2	461	554	489	566	651	628	19	28

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	319	-	-	-	128	-	346	-	857	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	(854)	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(245)	359	279	2	461	683	489	912	651	1,485	19	28

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	15,430	15,430	370	370	3,342	3,342	2,979	2,979	20,445	20,445	24,230	24,230
Pre-petition intercompany payables to other debtors	341	341	47,640	47,620	17,008	17,008	17,774	17,774	3,073	3,073	-	-
Other liabilities	-	30,823	-	0	-	-	-	-	-	-	-	4,100
Total Liabilities Subject to Compromise	15,771	46,594	48,010	47,990	20,350	20,350	20,753	20,753	23,518	23,518	24,230	28,330

Total Liabilities	15,526	46,953	48,289	47,992	20,811	21,033	21,242	21,665	24,169	25,003	24,249	28,358
(Deficit)/Equity:
Total (Deficit)/Equity	(4,181)	(36,769)	(19,488)	(19,440)	42,091	23,910	43,790	24,726	29,966	13,160	(3,998)	(7,589)
Total Liabilities and (Deficit)/Equity	$11,345	$10,184	$28,802	$28,552	$62,901	$44,943	$65,032	$46,392	$54,135	$38,162	$20,251	$20,769

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation		DHT Ania Aframax Corp.
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	2,622	2,004	1,991	1,836	90	0	-	-	758	1,339	(40)	-
Other receivables	11	(21)	-	-	-	-	-	-	4	12	(15)	-
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	53	241	321	-	-	-	-	42	70	(60)	-
Total Current Assets	2,667	2,037	2,232	2,156	90	0	-	-	805	1,422	(115)	-
Vessels and other property, less accumulated depreciation	51,896	48,153	-	-	-	-	-	-	56,274	29,126	-	-
Deferred drydock expenditures, net	1,873	1,274	-	-	-	-	-	-	43	238	-	-
Total Vessels, Deferred Drydock and Other Property	53,768	49,427	-	-	-	-	-	-	56,317	29,364	-	-
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875	1,477	1,477
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	119	119
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,508	-	746	-	129	-	-	-	335	-	-
Other Assets	(58)	81	-	-	-	-	-	-	(47)	(75)	-	-
Total Assets	$63,377	$63,441	$10,027	$10,697	$522	$560	$-	$-	$60,949	$34,921	$1,481	$1,596

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,200	-	-	-	-	-	-	660	847	-	-
Total Current Liabilities Not Subject to Compromise	102	1,200	-	-	-	-	-	-	660	847	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	555	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	59
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,200	493	-	-	-	-	-	660	1,402	-	59

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,649	1,337	1,341
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2	-	-
Other liabilities	-	-	-	2,726	10	10	-	-	36,791	35,394	-	45
Total Liabilities Subject to Compromise	6,330	6,330	11,523	14,249	111	111	-	-	44,446	43,045	1,337	1,386

Total Liabilities	6,431	7,530	12,015	14,249	111	111	-	-	45,105	44,446	1,337	1,445
(Deficit)/Equity:
Total (Deficit)/Equity	56,946	55,911	(1,989)	(3,552)	410	449	-	-	15,844	(9,525)	144	151
Total Liabilities and (Deficit)/Equity	$63,377	$63,441	$10,027	$10,697	$522	$560	$-	$-	$60,949	$34,921	$1,481	$1,596

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.		DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,455	64	1,711	313	2,422	48	243	238	1,247	15	581	287
Other receivables	687	-	883	-	44	-	373	-	750	-	865	-
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	579	-	409	0	479	-	-	-	-	-	(31)	-
Total Current Assets	4,721	64	3,003	313	2,945	48	616	238	1,997	15	1,415	287
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106	10,664	10,664	10,543	10,543
Pre-petition Intercompany receivables from non-debtors	1,186	1,186	66	66	1,332	1,332	835	835	2,601	2,601	8	8
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,050	-	1,095	-	2,711	-	51	-	1,207	-	190
Other Assets	(1)	-	(5)	(15)	-	-	51	-	-	-	0	-
Total Assets	$37,873	$36,266	$17,655	$16,049	$30,772	$30,585	$2,608	$2,230	$15,262	$14,487	$11,965	$11,028

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	285	-	-	44	100	-	-	-	-	-	7	16
Total Current Liabilities Not Subject to Compromise	285	-	-	44	100	-	-	-	-	-	7	16

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	285	-	-	44	100	-	-	-	-	-	7	16

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28,300	27,613	18,440	17,564	22,718	22,394	1,046	673	16,475	15,769	12,505	11,677
Pre-petition intercompany payables to other debtors	-	-	1	1	955	955	835	835	-	-	-	-
Other liabilities	-	380	-	-	-	334	-	-	-	213	-	-
Total Liabilities Subject to Compromise	28,300	27,993	18,441	17,565	23,673	23,683	1,881	1,508	16,475	15,982	12,505	11,677

Total Liabilities	28,585	27,993	18,441	17,609	23,773	23,683	1,881	1,508	16,475	15,982	12,512	11,694
(Deficit)/Equity:
Total (Deficit)/Equity	9,288	8,274	(786)	(1,560)	6,999	6,903	727	722	(1,213)	(1,495)	(547)	(666)
Total Liabilities and (Deficit)/Equity	$37,873	$36,266	$17,655	$16,049	$30,772	$30,585	$2,608	$2,230	$15,262	$14,487	$11,965	$11,028

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1	$1	$-	$-	$-	$-
Voyage receivables	3,016	82	-	-	1,427	2,088	1,703	2,235	22	19	287	287
Other receivables	8	-	-	-	33	13	73	64	-	-	0	0
Inventory	-	-	-	-	-	-	-	-	-	-	(0)	(0)
Prepaid expenses and other current assets	511	-	-	-	46	66	42	70	335	3	0	0
Total Current Assets	3,534	82	-	-	1,506	2,168	1,819	2,370	357	22	288	288
Vessels and other property, less accumulated depreciation	483	-	-	-	23,283	21,776	56,928	29,434	-	-	-	-
Deferred drydock expenditures, net	1,422	-	-	-	1,671	1,180	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	1,905	-	-	-	24,954	22,957	56,928	29,434	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	9,160	9,160	-	-	7,170	7,170	2,383	2,383	5,755	5,755	7,053	7,053
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,108	-	-	-	1,559	-	296	-	-	-	-
Other Assets	26	23	-	-	85	88	108	-	-	-	-	-
Total Assets	$14,624	$11,372	$-	$-	$33,715	$33,941	$61,238	$34,483	$6,113	$5,777	$7,341	$7,341

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	162	4	-	-	119	56	423	183	2,054	2	995	995
Total Current Liabilities Not Subject to Compromise	162	4	-	-	119	56	423	183	2,054	2	995	995

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	737	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	506	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	908	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	162	4	-	-	119	56	423	1,426	2,054	910	995	995

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,406	26,407	-	-	32,826	32,826	7,606	7,606	8,117	8,117	5,815	5,815
Pre-petition intercompany payables to other debtors	0	0	-	-	7	7	34	34	-	-	-	-
Other liabilities	-	32,550	-	-	-	(0)	36,792	35,394	-	-	-	-
Total Liabilities Subject to Compromise	26,407	58,957	-	-	32,833	32,833	44,432	43,034	8,117	8,117	5,815	5,815

Total Liabilities	26,569	58,961	-	-	32,952	32,888	44,854	44,460	10,170	9,027	6,810	6,810
(Deficit)/Equity:
Total (Deficit)/Equity	(11,944)	(47,590)	-	-	763	1,053	16,383	(9,978)	(4,058)	(3,250)	531	531
Total Liabilities and (Deficit)/Equity	$14,624	$11,372	$-	$-	$33,715	$33,941	$61,238	$34,483	$6,113	$5,777	$7,341	$7,341

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation		Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,635	4,154	924	768	2,991	5,207	2,099	2,873	1,818	(12)	1,564	(1)
Other receivables	7	14	53	17	179	24	0	11	25	13	-	123
Inventory	-	-	893	408	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	107	109	216	53	90	114	33	51	470	-	242	-
Total Current Assets	2,749	4,277	2,086	1,246	3,261	5,345	2,132	2,936	2,312	2	1,806	122
Vessels and other property, less accumulated depreciation	38,368	20,074	21,167	5,113	105,641	100,625	34,252	14,987	77	95	-	-
Deferred drydock expenditures, net	2,032	827	1,676	755	-	178	1,546	1,349	16	-	-	-
Total Vessels, Deferred Drydock and Other Property	40,401	20,902	22,843	5,868	105,641	100,803	35,798	16,336	93	95	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	641	641	-	-	300	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,750	21,750	30,407	30,407	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486
Pre-petition Intercompany receivables from non-debtors	117	117	0	0	0	0	8	8	9,871	9,871	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	6,421	-	1,820	-	4,069	-	226	-	1,917
Other Assets	421	49	107	150	61	-	67	(3)	(185)	(43)	-	-
Total Assets	$65,438	$47,096	$55,442	$44,092	$174,942	$173,946	$57,955	$43,295	$13,551	$11,610	$8,594	$8,527

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	525	148	65	840	239	203	39	363	224	430	-	1
Total Current Liabilities Not Subject to Compromise	525	148	65	840	239	203	39	363	224	430	-	1

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	761	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	752	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	331	-	1,557	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(1,626)	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	525	478	65	2,397	239	1,716	39	363	(1,402)	430	-	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,373	11,407	22,491	22,528	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511
Pre-petition intercompany payables to other debtors	10	10	3,432	3,432	3	3	11,659	11,659	1	1	-	-
Other liabilities	-	-	-	306	68,723	66,094	-	-	-	20,304	-	879
Total Liabilities Subject to Compromise	11,383	11,417	25,923	26,266	81,150	78,520	17,158	17,158	21,857	42,161	9,511	10,391

Total Liabilities	11,908	11,896	25,988	28,663	81,389	80,237	17,198	17,521	20,455	42,591	9,511	10,392
(Deficit)/Equity:
Total (Deficit)/Equity	53,530	35,200	29,454	15,429	93,553	93,709	40,757	25,774	(6,905)	(30,981)	(918)	(1,865)
Total Liabilities and (Deficit)/Equity	$65,438	$47,096	$55,442	$44,092	$174,942	$173,946	$57,955	$43,295	$13,551	$11,610	$8,594	$8,527

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	International Seaways, Inc.		Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,877	13,710	2,067	2,891	-	-	-	-	2,143	1,772	1,368	1,412
Other receivables	75	72	21	3	(19)	-	-	-	21	(4)	42	60
Inventory	-	-	-	-	-	-	-	-	524	780	216	441
Prepaid expenses and other current assets	917	2,180	29	55	0	-	-	-	240	232	263	51
Total Current Assets	6,869	15,962	2,116	2,948	(19)	-	-	-	2,928	2,780	1,889	1,964
Vessels and other property, less accumulated depreciation	-	-	35,721	15,327	-	-	-	-	982	767	35,080	33,381
Deferred drydock expenditures, net	-	894	1,321	1,012	-	-	-	-	164	747	-	99
Total Vessels, Deferred Drydock and Other Property	-	894	37,042	16,338	-	-	-	-	1,146	1,514	35,080	33,480
Investments in Affiliated Companies	-	-	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	15,356	15,356	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	49	49	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	942	-	4,653	-	-	-	-	-	-	-	4,568
Other Assets	-	(12)	(34)	-	(198)	4	-	-	(22)	(1)	(20)	(14)
Total Assets	$22,274	$33,191	$78,326	$63,142	$27,112	$27,333	$10,114	$10,114	$17,441	$17,682	$55,771	$58,820

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	5	574	53	376	56	-	-	-	719	649	99	561
Total Current Liabilities Not Subject to Compromise	5	574	53	376	56	-	-	-	719	649	99	561

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	8,906	-	-	-	150	-	-	-	1,043	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	70	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5	9,550	53	376	56	150	-	-	719	1,692	99	561

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	21,891	21,891	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	7,825	7,825	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	0	-	-	-	-	81	-	-	-	14,130	-	-
Total Liabilities Subject to Compromise	29,716	29,716	38,453	38,453	5,558	5,640	8,114	8,114	23,418	37,548	15,205	15,205

Total Liabilities	29,721	39,266	38,506	38,829	5,614	5,790	8,114	8,114	24,137	39,240	15,304	15,766
(Deficit)/Equity:
Total (Deficit)/Equity	(7,448)	(6,076)	39,820	24,313	21,498	21,543	2,000	2,000	(6,696)	(21,557)	40,468	43,054
Total Liabilities and (Deficit)/Equity	$22,274	$33,191	$78,326	$63,142	$27,112	$27,333	$10,114	$10,114	$17,441	$17,682	$55,771	$58,820

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC		Majestic Tankers Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	10	2,668	2,939	812	-	410	1,379	0	-	2,926	4,301
Other receivables	-	145	23	(2)	27	-	-	11	12	-	21	22
Inventory	259	-	479	-	206	-	52	653	-	-	-	-
Prepaid expenses and other current assets	273	-	27	60	246	-	(9)	45	-	-	86	110
Total Current Assets	3,397	154	3,198	2,996	1,290	-	454	2,088	12	-	3,032	4,433
Vessels and other property, less accumulated depreciation	-	-	55,430	33,828	199	-	23,904	6,332	-	-	40,698	19,149
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	881	0	-	2,099	540
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	33,828	3,521	-	24,386	7,213	0	-	42,797	19,689
Investments in Affiliated Companies	-	-	-	904	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792	11,354	11,354
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,146	-	2,788	-	329	-	-	-	-	-	-
Other Assets	-	-	30	(9)	(26)	20	-	(29)	13	58	(2)	(0)
Total Assets	$22,868	$21,771	$65,649	$47,499	$13,253	$8,816	$48,847	$33,280	$56,818	$56,850	$57,181	$35,475

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	2	1,398	209	1,021	407	636	847	121	56	461	141
Total Current Liabilities Not Subject to Compromise	745	2	1,398	209	1,021	407	636	847	121	56	461	141

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	446	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	597	-	241	-	809
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	2	1,398	792	2,053	407	636	1,445	121	297	461	950

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568	10,471	10,471
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784	16	16
Other liabilities	-	2,421	41,435	41,127	-	5,232	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,812	26,233	66,734	66,425	26,423	31,655	35,612	35,612	32,351	32,351	10,487	10,487

Total Liabilities	24,557	26,235	68,131	67,217	28,476	32,062	36,248	37,057	32,472	32,648	10,949	11,437
(Deficit)/Equity:
Total (Deficit)/Equity	(1,689)	(4,465)	(2,482)	(19,718)	(15,223)	(23,246)	12,600	(3,777)	24,346	24,202	46,232	24,038
Total Liabilities and (Deficit)/Equity	$22,868	$21,771	$65,649	$47,499	$13,253	$8,816	$48,847	$33,280	$56,818	$56,850	$57,181	$35,475

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation		Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(430)	4,151	-	-	3,112	750	-	-	-	-	-	-
Other receivables	86	124	-	-	427	(3)	-	-	-	-	-	-
Inventory	-	-	-	-	198	-	-	-	-	-	-	-
Prepaid expenses and other current assets	62	122	-	-	36	2	-	-	-	-	-	-
Total Current Assets	(282)	4,398	-	-	3,772	748	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	141,583	74,188	-	-	24,600	7,704	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	310	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	141,583	74,188	-	-	24,910	7,704	-	-	-	-	-	-
Investments in Affiliated Companies	3,629	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	(385)	(385)	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	40	40	99	99	40,336	40,336	901	901	-	-	53,629	53,629
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	52	52	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,227	-	12	-	3,606	-	-	-	-	-	-
Other Assets	-	-	9	-	(216)	52	-	-	-	-	-	-
Total Assets	$144,970	$79,854	$108	$111	$68,802	$52,447	$953	$953	$(385)	$(385)	$53,629	$53,629

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	424	117	-	-	726	175	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	424	117	-	-	726	175	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	962	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	510	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	424	1,589	-	-	726	175	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	14,674	14,674	7	7	435	435	-	-	-	-	7	7
Pre-petition intercompany payables to other debtors	44,979	44,979	1	1	30,577	30,577	-	-	146	146	-	-
Other liabilities	85,862	83,289	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	145,514	142,942	8	8	31,011	31,011	-	-	146	146	7	7

Total Liabilities	145,938	144,530	8	8	31,738	31,186	-	-	146	146	7	7
(Deficit)/Equity:
Total (Deficit)/Equity	(968)	(64,677)	100	103	37,064	21,261	953	953	(531)	(531)	53,622	53,622
Total Liabilities and (Deficit)/Equity	$144,970	$79,854	$108	$111	$68,802	$52,447	$953	$953	$(385)	$(385)	$53,629	$53,629

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC		Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	1,078	2,319	-	-	881	2,560	1,553	(9)	(234)	4,297	-	-
Other receivables	(12)	5	-	-	-	186	(5)	(5)	115	112	-	-
Inventory	733	266	-	-	55	582	333	-	-	-	-	-
Prepaid expenses and other current assets	25	51	-	-	24	41	256	0	61	121	-	-
Total Current Assets	1,824	2,640	-	-	959	3,368	2,137	(14)	(57)	4,532	-	-
Vessels and other property, less accumulated depreciation	42,284	40,283	34,414	60,847	47,429	45,007	47	-	138,736	69,628	-	-
Deferred drydock expenditures, net	-	-	-	-	-	81	1,379	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	42,284	40,283	34,414	60,847	47,429	45,088	1,426	-	138,736	69,628	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	3,788	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	0	0	5	5	47,635	47,615	12,466	12,466	422	422	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	135	135	-	-	2	2	0	0	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,310	-	-	-	6,240	-	715	-	1,475	-	-
Other Assets	-	-	-	-	-	3	(41)	(2)	68	-	-	-
Total Assets	$44,109	$47,234	$34,554	$60,987	$96,023	$102,313	$15,991	$13,167	$142,957	$76,057	$-	$-

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	114	432	-	-	277	492	591	4	325	241	-	-
Total Current Liabilities Not Subject to Compromise	114	432	-	-	277	492	591	4	325	241	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	10,800	-	-	-	-	-	760	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	472	-	-
Post-petition intercompany payables to other debtors	-	-	-	15,634	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	1,339	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	197	-	-	-	-	-
Total Liabilities Not Subject to Compromise	114	432	-	26,434	277	492	2,127	4	325	1,474	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	33,894	33,894	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	22,672	22,672	345	345	47,682	47,682	24,337	24,337	16,128	16,128	-	-
Pre-petition intercompany payables to other debtors	19,387	19,387	214	214	26,607	26,607	9	9	46,972	46,972	15	15
Other liabilities	-	-	-	-	-	-	-	5,946	83,617	81,127	-	-
Total Liabilities Subject to Compromise	42,059	42,059	34,454	34,454	74,289	74,289	24,346	30,292	146,717	144,227	15	15

Total Liabilities	42,173	42,490	34,454	60,888	74,566	74,781	26,473	30,296	147,042	145,700	15	15
(Deficit)/Equity:
Total (Deficit)/Equity	1,936	4,744	100	99	21,457	27,532	(10,482)	(17,129)	(4,085)	(69,644)	(15)	(15)
Total Liabilities and (Deficit)/Equity	$44,109	$47,234	$34,554	$60,987	$96,023	$102,313	$15,991	$13,167	$142,957	$76,057	$-	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Oceania Tanker Corporation		OSG 192 LLC		OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,100	-	(20)	-	(9)	3	34	-	-	-	1,551	-
Other receivables	114	73	-	0	265	0	298	0	-	-	284	-
Inventory	-	878	-	-	-	-	-	-	-	-	315	-
Prepaid expenses and other current assets	96	133	9	23	5	29	5	25	-	-	5	28
Total Current Assets	2,310	1,084	(11)	23	261	32	337	25	-	-	2,155	28
Vessels and other property, less accumulated depreciation	79,751	45,916	9,219	7,316	22,021	19,971	18,892	16,979	-	-	29,890	27,540
Deferred drydock expenditures, net	168	-	796	867	1,099	473	1,762	300	-	-	746	48
Total Vessels, Deferred Drydock and Other Property	79,920	45,916	10,015	8,183	23,121	20,444	20,653	17,280	-	-	30,636	27,588
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	84,867	84,867	24,239	24,239	24,400	24,400	14,836	14,836	124	124	29,932	29,932
Pre-petition Intercompany receivables from non-debtors	-	-	3,001	3,001	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	9,067	-	10,711	-	11,515	-	-	-	21,182
Other Assets	-	-	-	-	19	319	-	-	-	-	17	-
Total Assets	$167,097	$131,867	$37,244	$44,513	$47,801	$55,905	$35,826	$43,656	$124	$124	$62,739	$78,730

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	51	440	848	464	48	398	871	-	-	1,084	1,293
Total Current Liabilities Not Subject to Compromise	102	51	440	848	464	48	398	871	-	-	1,084	1,293

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	487	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	538	440	848	464	48	398	871	-	-	1,084	1,293

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,310	10,292	52	52	54	54	50	50	-	-	58	58
Pre-petition intercompany payables to other debtors	360	360	14,899	14,899	11,106	11,106	8,902	8,902	124	124	8,725	8,725
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,670	10,652	14,950	14,950	11,160	11,160	8,951	8,951	124	124	8,783	8,783

Total Liabilities	10,772	11,190	15,391	15,799	11,624	11,208	9,349	9,822	124	124	9,867	10,076
(Deficit)/Equity:
Total (Deficit)/Equity	156,325	120,677	21,853	28,715	36,177	44,697	26,477	33,833	(0)	(0)	52,872	68,654
Total Liabilities and (Deficit)/Equity	$167,097	$131,867	$37,244	$44,513	$47,801	$55,905	$35,826	$43,656	$124	$124	$62,739	$78,730

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	OSG 243 LLC		OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,820	5	68	40	1,600	-	-	(32)	-	-	-	-
Other receivables	60	-	276	-	328	-	247	55	-	-	-	-
Inventory	166	-	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	15	32	5	26	5	26	5	26	-	-	-	-
Total Current Assets1	2,061	37	350	65	2,211	26	252	49	-	-	-	-
Vessels and other property, less accumulated depreciation	31,327	28,989	16,006	13,599	18,995	16,686	21,186	18,560	-	-	-	-
Deferred drydock expenditures, net	703	671	1,102	1,913	1,152	-	1,870	1,408	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	32,030	29,660	17,108	15,512	20,147	16,686	23,056	19,968	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,761	2,761	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	25,647	25,647	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	35,411	-	9,129	-	16,770	-	12,435	-	-	-	-
Other Assets	(94)	(50)	-	(1)	(7)	-	-	-	-	-	532	771
Total Assets	$62,405	$93,466	$44,834	$52,082	$40,769	$51,900	$45,584	$54,728	$84	$84	$22,996	$23,235

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	20	47	474	37	386	49	1	29	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	20	47	474	37	386	49	1	29	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	17,729	-	-	-	-	-	-	-	-	-	20
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	20	17,775	474	37	386	49	1	29	-	-	(1)	20

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	70	70	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	10,001	10,001	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,070	10,070	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	10,090	27,846	11,946	11,509	2,312	1,975	6,050	6,078	-	-	6,232	6,254
(Deficit)/Equity:
Total (Deficit)/Equity	52,314	65,620	32,888	40,573	38,457	49,925	39,535	48,651	84	84	16,764	16,982
Total Liabilities and (Deficit)/Equity	$62,405	$93,466	$44,834	$52,082	$40,769	$51,900	$45,584	$54,728	$84	$84	$22,996	$23,235

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.		OSG Columbia LLC
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$243,739	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-	26	26
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-	4	18
Total Current Assets	-	-	-	-	21,847	243,739	-	-	-	-	29	43
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-	7,024	6,510
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	602	48
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-	7,626	6,558
Investments in Affiliated Companies	-	-	-	-	995	38	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	59,033	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100	2,435	2,435
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	57,371	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,617,529	$6,887	$6,887	$100	$100	$10,091	$9,037

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	-	-	-	-	-	125	109
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	-	-	-	-	-	125	109

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,497	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	269,105	-	-	-	-	-	3,475
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	270,602	-	-	-	-	125	3,584

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-	33	33
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-	9,323	9,323
Other liabilities	-	-	-	-	302	302	-	-	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-	9,355	9,355

Total Liabilities	79	79	-	1	822,086	1,092,672	6,899	6,899	-	-	9,480	12,939
(Deficit)/Equity:
Total (Deficit)/Equity	(79)	(79)	459	458	522,721	524,857	(13)	(13)	100	100	611	(3,903)
Total Liabilities and (Deficit)/Equity	$-	$-	$459	$459	$1,344,807	$1,617,529	$6,887	$6,887	$100	$100	$10,091	$9,037

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC		OSG Endeavor LLC		OSG Endurance LLC
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	5,421	2,314	-	-	-	-	-	-
Other receivables	-	-	10	15	63	186	-	-	-	-	23	23
Inventory	-	-	-	-	710	1,052	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	4	31	47	266	-	-	-	-	4	31
Total Current Assets	-	-	14	46	6,241	3,818	-	-	-	-	27	54
Vessels and other property, less accumulated depreciation	-	-	30,264	29,148	382,438	366,560	-	-	-	-	32,214	31,024
Deferred drydock expenditures, net	-	-	-	155	-	618	-	-	-	-	-	57
Total Vessels, Deferred Drydock and Other Property	-	-	30,264	29,303	382,438	367,178	-	-	-	-	32,214	31,081
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272	-	-	69	69
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	104,456	104,456	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	52,101	-	935	-	-	-	-
Other Assets	0	(0)	(2)	6	0	(19)	-	-	-	-	(30)	(29)
Total Assets	$1,070	$1,070	$32,339	$31,416	$508,278	$542,677	$1,272	$2,207	$-	$-	$32,280	$31,175

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	2	3	140	126	598	473	21	-	-	-	145	121
Total Current Liabilities Not Subject to Compromise	2	3	140	126	598	473	21	-	-	-	145	121

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2	-	3,704	-	13,583	-	-	-	58	-	3,393
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2	5	140	3,830	598	14,056	21	-	-	58	145	3,514

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	1	1	380	380	-	-	111	111	1	1
Pre-petition intercompany payables to other debtors	4,544	4,544	17,212	17,212	88,794	88,794	508	508	310	310	15,683	15,683
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	4,576	4,576	17,213	17,213	89,174	89,174	508	508	421	421	15,684	15,684

Total Liabilities	4,579	4,582	17,353	21,042	89,772	103,230	529	508	421	479	15,828	19,198
(Deficit)/Equity:
Total (Deficit)/Equity	(3,508)	(3,511)	14,986	10,374	418,506	439,448	743	1,698	(421)	(479)	16,452	11,977
Total Liabilities and (Deficit)/Equity	$1,070	$1,070	$32,339	$31,416	$508,278	$542,677	$1,272	$2,207	$-	$-	$32,280	$31,175

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC		OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$16	$371	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-	-	-
Other receivables	10	10	-	-	-	-	16	16	14	17	13	12
Inventory	-	-	-	-	0	-	-	-	-	-	-	-
Prepaid expenses and other current assets	4	16	-	-	5	9	4	17	4	17	4	16
Total Current Assets	14	26	16	371	5	9	20	33	18	34	17	28
Vessels and other property, less accumulated depreciation	4,238	3,881	-	-	1,478	-	3,802	3,425	6,615	6,129	2,897	2,439
Deferred drydock expenditures, net	1,494	263	-	-	-	-	848	370	311	303	1,219	753
Total Vessels, Deferred Drydock and Other Property	5,732	4,144	-	-	1,478	-	4,649	3,794	6,926	6,432	4,116	3,192
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,140	3,140	10,251	10,251	829	829	2,458	2,458	246	246	2	2
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	1	1	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	483	-	-	-	5,998	-	-
Other Assets	9	56	731	203	0	-	(3)	(2)	0	8	(8)	2
Total Assets	$8,895	$7,366	$10,999	$10,825	$2,312	$1,322	$7,124	$6,283	$7,191	$12,719	$4,126	$3,223

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	189	104	-	-	(7)	22	143	96	270	150	134	107
Total Current Liabilities Not Subject to Compromise	189	104	-	-	(7)	22	143	96	270	150	134	107

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	3,683	-	-	-	-	-	3,516	-	10,056	-	3,969
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	189	3,786	-	-	(7)	22	143	3,612	270	10,206	134	4,076

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	29	29	-	-	28	28	31	31	33	33	30	30
Pre-petition intercompany payables to other debtors	8,420	8,420	9,457	9,457	3,753	3,753	8,722	8,722	6,907	6,907	7,284	7,284
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	8,449	8,449	9,457	9,457	3,781	3,781	8,753	8,753	6,940	6,941	7,314	7,314

Total Liabilities	8,638	12,235	9,457	9,457	3,775	3,803	8,896	12,365	7,210	17,147	7,447	11,390
(Deficit)/Equity:
Total (Deficit)/Equity	257	(4,869)	1,541	1,368	(1,462)	(2,481)	(1,772)	(6,082)	(19)	(4,427)	(3,321)	(8,166)
Total Liabilities and (Deficit)/Equity	$8,895	$7,366	$10,999	$10,825	$2,312	$1,322	$7,124	$6,283	$7,191	$12,719	$4,126	$3,223

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	OSG Liberty LLC		OSG Lightering LLC		OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$3,502	$14,844	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	8,284	14,790	-	-	-	-	-	-	-	-
Other receivables	-	-	9,798	3,660	-	-	-	-	-	-	-	-
Inventory	-	-	2,227	2,242	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	1,623	198	-	-	-	-	-	-	-	-
Total Current Assets	-	-	25,433	35,734	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	4,340	2,869	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	4,340	2,869	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	7,190	-	-	-	-	-	-	-	606	522
Goodwill	-	-	8,101	-	-	-	1,567	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	2,000	2,000	-	-	-	-	103,806	103,806
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	9,493	9,493	127,232	127,232	-	-	2,650	2,650	-	-	-	-
Pre-petition Intercompany receivables from non-debtors	1	1	137,738	137,738	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1	-	5,760	-	-	-	-	-	-	-	-
Other Assets	(9)	-	-	-	-	-	-	-	-	-	-	-
Total Assets	$9,485	$9,495	$310,035	$309,333	$2,000	$2,000	$4,216	$2,650	$-	$-	$104,411	$104,328

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	(1)	-	3,384	7,878	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	(1)	-	3,384	7,878	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	11,700	-	-	-	-	-	58	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(1)	-	3,384	19,578	-	-	-	-	-	58	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	127,578	125,361	-	-	-	-	111	111	-	-
Pre-petition intercompany payables to other debtors	10,766	10,766	167,222	166,275	1,999	1,999	2,650	2,650	311	311	120,341	120,341
Other liabilities	-	-	(11)	820	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,799	10,799	294,790	292,456	1,999	1,999	2,650	2,650	422	422	120,341	120,341

Total Liabilities	10,798	10,799	298,174	312,033	1,999	1,999	2,650	2,650	422	479	120,341	120,341
(Deficit)/Equity:
Total (Deficit)/Equity	(1,313)	(1,304)	11,861	(2,700)	1	1	1,567	-	(422)	(479)	(15,930)	(16,013)
Total Liabilities and (Deficit)/Equity	$9,485	$9,495	$310,035	$309,333	$2,000	$2,000	$4,216	$2,650	$-	$-	$104,411	$104,328

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	OSG Navigator LLC		OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	5,178	2,472	-	-	-	-	-	-	-	-
Other receivables	18	10	-	11	-	-	-	-	-	-	-	-
Inventory	-	-	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	4	16	781	632	-	-	-	-	-	-	-	-
Total Current Assets	21	25	6,311	3,114	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	2,853	2,406	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	587	-	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	3,440	2,406	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19	19	21,479	21,479	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,075	-	-	-	-	-	-	-	-
Other Assets	(4)	9	-	-	-	-	-	-	-	-	-	-
Total Assets	$3,476	$2,459	$28,090	$29,968	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	167	95	506	110	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	167	95	506	110	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	3,474	-	3,734	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	167	3,568	506	3,845	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	30	30	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	6,801	6,801	10,719	10,719	-	-	8	8	8	8	1	-
Other liabilities	-	-	-	300	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,831	6,831	37,011	37,311	-	-	8	8	8	8	1	-

Total Liabilities	6,999	10,400	37,517	41,155	-	-	8	8	8	8	1	-
(Deficit)/Equity:
Total (Deficit)/Equity	(3,523)	(7,941)	(9,427)	(11,187)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and (Deficit)/Equity	$3,476	$2,459	$28,090	$29,968	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC		Overseas Allegiance Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$1,269	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	1,152	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,229	-	-	-	-
Total Current Assets	-	-	-	-	-	-	6,036	4,650	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	5,031	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	5,031	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163	2	2
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	943	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(3,242)	-	-	-	-
Other Assets	-	-	-	-	-	-	117	386	-	-	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$215,272	$1,163	$1,163	$2	$2

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	18,401	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	18,401	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	37	-	-	-	22,141	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	4	37	-	-	10,341	41,068	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075	2	2
Other liabilities	-	-	-	-	-	-	23,988	10,040	-	-	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	379,387	1,075	1,075	2	2

Total Liabilities	16	16	205	238	370	370	403,675	420,455	1,075	1,075	2	2
(Deficit)/Equity:
Total (Deficit)/Equity	(16)	(16)	(140)	(174)	631	631	(190,740)	(205,183)	88	88	0	0
Total Liabilities and (Deficit)/Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$215,272	$1,163	$1,163	$2	$2

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC		Overseas Houston LLC		Overseas Integrity LLC
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	13	-	-	-	-	-	-	-	-	-	-	-
Other receivables	28	68	21	89	137	-	276	-	289	38	8	347
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	450	768	448	766	-	-	-	-	357	705	-	-
Total Current Assets	492	836	468	855	137	-	276	-	646	743	8	347
Vessels and other property, less accumulated depreciation	274	153	171	52	-	-	-	-	143	31	-	-
Deferred drydock expenditures, net	4	607	606	1,319	-	-	-	-	2,793	2,005	-	-
Total Vessels, Deferred Drydock and Other Property	279	760	776	1,371	-	-	-	-	2,936	2,037	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	42,388	42,388	40,291	40,291	311	311	4,465	4,465	35,162	35,194	1,150	1,150
Pre-petition Intercompany receivables from non-debtors	30	30	-	-	2	2	4	4	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	7,092	-	1,857	-	137	-	276	-	2,126	-	-
Other Assets	2,141	1,821	1,159	1,015	-	-	-	-	601	518	-	-
Total Assets	$45,329	$52,928	$42,695	$45,389	$451	$451	$4,744	$4,744	$39,345	$40,619	$1,157	$1,497

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,193	2,135	1,192	2,720	(0)	(0)	-	-	990	262	-	-
Total Current Liabilities Not Subject to Compromise	1,193	2,135	1,192	2,720	(0)	(0)	-	-	990	262	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	288
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	5,875	7,000	-	-
Total Liabilities Not Subject to Compromise	1,193	2,135	1,192	2,720	(0)	(0)	-	-	6,865	7,262	-	288

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	106	106	91	91	49	49	-	-	96	96	-	-
Pre-petition intercompany payables to other debtors	35,688	35,688	36,030	36,030	300	300	565	565	33,329	33,361	932	932
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	35,794	35,794	36,122	36,122	348	348	565	565	33,425	33,456	932	932

Total Liabilities	36,986	37,928	37,313	38,841	348	348	565	565	40,289	40,718	932	1,220
(Deficit)/Equity:
Total (Deficit)/Equity	8,343	14,999	5,382	6,548	103	103	4,179	4,179	(944)	(99)	225	277
Total Liabilities and (Deficit)/Equity	$45,329	$52,928	$42,695	$45,389	$451	$451	$4,744	$4,744	$39,345	$40,619	$1,157	$1,497

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC		Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	17	-	-	-	-	-	-
Other receivables	307	42	358	26	34	24	211	-	119	19	30	48
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	620	360	620	447	767	-	-	357	626	448	766
Total Current Assets	664	661	719	646	482	809	211	-	476	646	477	814
Vessels and other property, less accumulated depreciation	164	35	167	63	345	176	-	-	51	26	244	57
Deferred drydock expenditures, net	2,195	1,481	2,489	1,539	-	608	-	-	209	1,759	891	358
Total Vessels, Deferred Drydock and Other Property	2,359	1,516	2,656	1,602	345	784	-	-	260	1,785	1,134	416
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,775	35,774	34,432	34,432	14,892	14,892	3,717	3,717	35,303	35,303	39,256	39,256
Pre-petition Intercompany receivables from non-debtors	3	3	3	3	3	3	-	-	6,190	6,190	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,271	-	1,630	-	3,491	-	195	-	-	-	4,147
Other Assets	588	503	921	858	2,138	1,764	-	-	1,189	976	1,246	1,012
Total Assets	$39,388	$40,728	$38,730	$39,170	$17,860	$21,742	$3,928	$3,913	$43,418	$44,899	$42,113	$45,645

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,268	302	1,881	302	1,207	1,962	11	-	1,043	357	1,239	1,812
Total Current Liabilities Not Subject to Compromise	1,268	302	1,881	302	1,207	1,962	11	-	1,043	357	1,239	1,812

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	712	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,458	6,816	5,016	6,375	-	-	-	-	4,570	5,928	-	-
Total Liabilities Not Subject to Compromise	6,726	7,118	6,897	6,677	1,207	1,962	11	-	5,613	6,997	1,239	1,812

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	95	95	98	98	97	97	28	28	95	95	91	91
Pre-petition intercompany payables to other debtors	31,967	31,966	33,285	33,285	8,451	8,451	459	459	36,723	36,723	35,177	35,177
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	32,062	32,061	33,383	33,383	8,549	8,549	488	488	36,818	36,818	35,268	35,268

Total Liabilities	38,788	39,179	40,280	40,060	9,755	10,510	498	488	42,430	43,815	36,507	37,080
(Deficit)/Equity:
Total (Deficit)/Equity	600	1,549	(1,551)	(890)	8,104	11,232	3,430	3,425	987	1,084	5,606	8,565
Total Liabilities and (Deficit)/Equity	$39,388	$40,728	$38,730	$39,170	$17,860	$21,742	$3,928	$3,913	$43,418	$44,899	$42,113	$45,645

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Overseas Perseverance Corporation		Overseas Philadelphia LLC		Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-	211	-
Other receivables	-	-	211	-	222	-	-	-	-	-	188	184
Inventory	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	7	-	36	213
Total Current Assets	-	-	211	-	222	-	-	-	7	-	436	397
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-	244,259	231,502
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	235	524
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-	244,494	232,027
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	432,794	471,451	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	383	383	596	596	10,663	10,663	9	9	370,028	370,028	96,424	96,424
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	-	-	314,966	314,966	6	6
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	273	-	194	-	-	-	-	-	42,032
Other Assets	-	-	66	1	-	-	-	-	-	-	88	132
Total Assets	$383	$383	$875	$872	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$371,017

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	18	-	-	-	5	-	3,003	619
Total Current Liabilities Not Subject to Compromise	-	-	-	-	18	-	-	-	5	-	3,003	619

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	18	-	-	-	5	-	3,003	619

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	31	31	-	-	5,976	5,975	110	110
Pre-petition intercompany payables to other debtors	378	378	940	940	6,220	6,220	7	7	45	45	158,460	158,460
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	378	378	940	940	6,251	6,251	7	7	6,021	6,021	158,570	158,570

Total Liabilities	378	378	940	940	6,269	6,251	7	7	6,025	6,021	161,573	159,189
(Deficit)/Equity:
Total (Deficit)/Equity	4	4	(65)	(68)	4,616	4,607	2	2	1,111,770	1,150,424	179,876	211,828
Total Liabilities and (Deficit)/Equity	$383	$383	$875	$872	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$371,017

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Overseas Tampa LLC		Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	10	-	-	-	2,457	2,864	1,407	1,350	1,982	50	1,168	24
Other receivables	51	55	(30)	78	21	(9)	10	2	-	345	(5)	553
Inventory	-	-	-	-	-	-	421	580	248	-	359	-
Prepaid expenses and other current assets	443	785	358	621	29	53	27	47	282	-	282	-
Total Current Assets	504	840	328	699	2,507	2,908	1,865	1,979	2,512	395	1,804	576
Vessels and other property, less accumulated depreciation	219	187	9	6	35,337	15,327	24,544	8,988	-	-	-	-
Deferred drydock expenditures, net	-	-	309	2,141	1,450	1,006	1,497	1,007	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	219	187	318	2,147	36,787	16,333	26,041	9,996	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,190	4,190	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	5	5	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,670	-	7,492	-	4,302	-	1,484	-	1,218	-	230
Other Assets	3,469	5,967	1,584	1,311	-	(2)	(40)	15	(1)	-	(3)	-
Total Assets	$8,387	$15,858	$43,952	$53,370	$78,059	$62,307	$41,675	$27,282	$23,264	$22,365	$23,088	$22,093

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,186	2,099	1,050	2,383	373	385	67	924	84	1	438	6
Total Current Liabilities Not Subject to Compromise	1,186	2,099	1,050	2,383	373	385	67	924	84	1	438	6

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,079	5,437	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,186	2,099	5,129	7,820	373	385	67	924	84	1	438	6

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	6,866	6,866	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	-	-	5,816	-	5,565
Total Liabilities Subject to Compromise	6,866	6,866	29,152	29,152	37,326	37,326	14,519	14,519	24,168	29,985	25,450	31,015

Total Liabilities	8,052	8,965	34,280	36,972	37,700	37,711	14,586	15,443	24,252	29,986	25,888	31,021
(Deficit)/Equity:
Total (Deficit)/Equity	334	6,893	9,671	16,398	40,360	24,595	27,089	11,839	(989)	(7,621)	(2,800)	(8,928)
Total Liabilities and (Deficit)/Equity	$8,387	$15,858	$43,952	$53,370	$78,059	$62,307	$41,675	$27,282	$23,264	$22,365	$23,088	$22,093

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation		Rosemar Limited
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	-	2,373	2,033	2,779	2,317	598	359	3,110	4,567	24	410
Other receivables	11	-	(7)	223	9	-	53	13	21	17	11	215
Inventory	658	-	-	-	-	636	192	-	-	-	-	-
Prepaid expenses and other current assets	34	-	29	59	243	178	303	0	75	115	34	56
Total Current Assets	1,122	-	2,395	2,315	3,031	3,131	1,147	371	3,206	4,699	69	681
Vessels and other property, less accumulated depreciation	-	-	37,449	19,064	-	-	269	-	51,807	50,298	35,909	15,274
Deferred drydock expenditures, net	-	-	331	102	-	-	387	-	73	1,946	1,270	1,104
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	19,166	-	-	656	-	51,879	52,244	37,179	16,378
Investments in Affiliated Companies	-	-	414	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179	25,954	25,954
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	631	-	4,358	-	476	-	-	-	-	-	1,224
Other Assets	3	-	(33)	10	-	-	(96)	(2)	(23)	(2)	(38)	33
Total Assets	$52,639	$52,145	$79,279	$64,573	$18,845	$19,421	$54,195	$52,857	$65,241	$67,120	$63,163	$44,270

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	2	59	648	367	982	350	261	301	47	247	989
Total Current Liabilities Not Subject to Compromise	431	2	59	648	367	982	350	261	301	47	247	989

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	531	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,888	-	1,589	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	2	59	648	878	982	4,633	2,150	301	2,167	247	989

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406	6,632	6,632
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1	18,287	18,287
Other liabilities	-	0	-	-	-	2,967	-	10,681	-	-	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	22,510	57,566	68,247	6,407	6,407	24,919	24,919

Total Liabilities	71,941	71,512	33,236	33,825	20,420	23,492	62,199	70,397	6,707	8,574	25,166	25,908
(Deficit)/Equity:
Total (Deficit)/Equity	(19,302)	(19,367)	46,044	30,747	(1,576)	(4,071)	(8,004)	(17,540)	58,534	58,547	37,996	18,362
Total Liabilities and (Deficit)/Equity	$52,639	$52,145	$79,279	$64,573	$18,845	$19,421	$54,195	$52,857	$65,241	$67,120	$63,163	$44,270

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC		Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	66	452	2,925	3,978	226	-	364	1,692	1,537	846	1,417	1,991
Other receivables	445	445	61	5	33	(11)	-	(49)	(4)	9	16	58
Inventory	-	-	-	-	-	-	486	492	-	775	-	-
Prepaid expenses and other current assets	2	0	94	119	30	57	119	41	240	224	47	69
Total Current Assets	513	898	3,080	4,102	289	46	969	2,175	1,773	1,854	1,480	2,118
Vessels and other property, less accumulated depreciation	34,354	15,295	47,915	44,470	55,715	33,829	47,696	45,370	935	720	22,496	21,024
Deferred drydock expenditures, net	1,392	1,045	1,970	1,296	-	-	-	47	4	120	1,887	1,309
Total Vessels, Deferred Drydock and Other Property	35,746	16,341	49,885	45,766	55,715	33,829	47,696	45,417	938	840	24,384	22,333
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700	5,941	5,941	9,979	9,979
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-	0	0	1	1
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,747	-	1,298	-	3,305	-	6,108	-	-	-	1,358
Other Assets	-	-	(33)	(34)	(3)	-	-	0	10	(9)	66	119
Total Assets	$76,226	$60,952	$62,770	$60,970	$57,350	$38,530	$96,365	$101,400	$8,663	$8,626	$35,909	$35,908

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	652	1,079	260	620	438	451	30	492	45	622	220	73
Total Current Liabilities Not Subject to Compromise	652	1,079	260	620	438	451	30	492	45	622	220	73

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	122	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	435	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	18	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	652	1,079	260	620	438	1,008	30	492	45	639	220	73

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	4,148	4,148	8,952	8,952	15,238	15,238	1	1	11,875	11,875	34,974	34,973
Pre-petition intercompany payables to other debtors	26,155	26,155	-	-	284	284	74,363	74,363	8	8	16	16
Other liabilities	-	-	-	-	41,435	41,186	-	-	-	15,088	-	0
Total Liabilities Subject to Compromise	30,303	30,303	8,952	8,952	56,956	56,707	74,364	74,364	11,884	26,972	34,990	34,989

Total Liabilities	30,955	31,382	9,212	9,571	57,394	57,715	74,394	74,856	11,929	27,612	35,210	35,062
(Deficit)/Equity:
Total (Deficit)/Equity	45,271	29,571	53,559	51,398	(44)	(19,185)	21,971	26,544	(3,266)	(18,985)	699	846
Total Liabilities and (Deficit)/Equity	$76,226	$60,952	$62,770	$60,970	$57,350	$38,530	$96,365	$101,400	$8,663	$8,626	$35,909	$35,908

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited		Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$10	$0	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,727	2,350	1,549	1,772	2,047	2,901	459	1,978	1,715	1,167	19	(3)
Other receivables	10	18	3	(43)	(16)	(22)	6	40	33	(21)	-	-
Inventory	-	-	-	-	-	-	-	-	598	550	-	-
Prepaid expenses and other current assets	23	80	240	234	29	51	41	60	220	51	241	415
Total Current Assets	1,770	2,448	1,792	1,963	2,061	2,930	506	2,078	2,565	1,747	260	412
Vessels and other property, less accumulated depreciation	42,556	38,618	1,040	813	34,297	14,807	21,356	19,911	32,130	30,549	-	-
Deferred drydock expenditures, net	1,389	1,027	(0)	904	1,564	1,527	1,279	914	(2)	15	-	-
Total Vessels, Deferred Drydock and Other Property	43,945	39,645	1,040	1,717	35,861	16,333	22,635	20,825	32,128	30,564	-	-
Investments in Affiliated Companies	-	-	-	300	703	703	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	875	875	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,555	10,555	5,840	5,840	17,433	17,433	8,513	8,105	19,977	19,977	8,855	8,855
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	0	0	-	-	2	2	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	3,982	-	664	-	4,209	-	-
Other Assets	(37)	(17)	15	(17)	(12)	(5)	37	119	-	(27)	-	-
Total Assets	$57,109	$53,506	$8,687	$9,803	$56,046	$41,376	$31,690	$31,791	$54,673	$56,472	$9,116	$9,267

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,282	111	44	31	57	385	743	219	148	470	240	416
Total Current Liabilities Not Subject to Compromise	1,282	111	44	31	57	385	743	219	148	470	240	416

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	579	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	559	-	1,664	-	-	-	-	-	-	-	16
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,282	1,249	44	1,695	57	385	743	219	148	470	240	432

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	6,111	6,111	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	19,866	19,877	12,130	12,130	5,014	5,014	5,769	5,769	17,088	17,088	8,852	8,852
Pre-petition intercompany payables to other debtors	38	38	0	0	9,736	9,736	80	80	7	7	-	-
Other liabilities	36,851	36,693	-	13,781	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	62,866	62,718	12,130	25,911	14,750	14,750	5,849	5,849	17,095	17,095	8,852	8,852

Total Liabilities	64,147	63,967	12,174	27,606	14,807	15,135	6,592	6,068	17,243	17,565	9,091	9,283
(Deficit)/Equity:
Total (Deficit)/Equity	(7,038)	(10,462)	(3,487)	(17,803)	41,238	26,240	25,098	25,723	37,429	38,908	24	(16)
Total Liabilities and (Deficit)/Equity	$57,109	$53,506	$8,687	$9,803	$56,046	$41,376	$31,690	$31,791	$54,673	$56,472	$9,116	$9,267

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Suezmax International Agencies, Inc.		Talara Chartering Corporation		Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	14,133	3,265	1,692	(48)	-	-	3,339	4,650	-	-	173	(8)
Other receivables	522	633	26	704	-	-	18	32	-	-	13	30
Inventory	-	532	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	1,416	1	639	(0)	-	-	92	115	-	-	344	(3)
Total Current Assets	16,071	4,431	2,357	656	-	-	3,449	4,798	-	-	531	19
Vessels and other property, less accumulated depreciation	-	-	1,068	-	-	-	50,753	47,388	-	-	1,101	-
Deferred drydock expenditures, net	-	-	-	-	-	-	1,950	1,377	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	1,068	-	-	-	52,703	48,765	-	-	1,101	-
Investments in Affiliated Companies	2,864	-	542	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	105,125	105,125	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,592	35,592	11,095	11,095	-	-	10,324	10,324	295	295	30,356	30,356
Pre-petition Intercompany receivables from non-debtors	486	486	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	9,523	-	1,547	-	-	-	3,241	-	-	-	-
Other Assets	-	-	(20)	-	-	-	(6)	(5)	-	-	(35)	-
Total Assets	$55,012	$50,031	$15,042	$13,297	$105,125	$105,125	$66,470	$67,122	$295	$295	$31,953	$30,375

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	616	767	53	2	-	-	326	185	-	-	68	546
Total Current Liabilities Not Subject to Compromise	616	767	53	2	-	-	326	185	-	-	68	546

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	925	-	-	-	-	-	-	-	-	-	135
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	633	-	-	-	-	-	-	-	708	-
Deferred Income Taxes and Other Liabilities	563	-	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,179	1,692	686	2	-	-	326	185	-	-	776	681

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	978	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54,430	54,430	21,873	21,873	-	-	8,479	8,479	-	-	42,724	42,724
Pre-petition intercompany payables to other debtors	2,592	2,592	1	1	-	-	16	16	211	211	4,372	4,372
Other liabilities	-	-	-	35,588	-	-	-	-	-	-	-	36,729
Total Liabilities Subject to Compromise	58,000	57,022	21,874	57,462	-	-	8,494	8,495	211	211	47,096	83,825

Total Liabilities	59,179	58,714	22,560	57,464	-	-	8,821	8,679	211	211	47,872	84,506
(Deficit)/Equity:
Total (Deficit)/Equity	(4,167)	(8,683)	(7,518)	(44,167)	105,125	105,125	57,649	58,443	85	85	(15,919)	(54,131)
Total Liabilities and (Deficit)/Equity	$55,012	$50,031	$15,042	$13,297	$105,125	$105,125	$66,470	$67,122	$295	$295	$31,953	$30,375

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Troy Product Corporation		Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	1,574	1,775	-	-	2,869	1,713	-	-	753	22
Other receivables	-	-	-	-	13	(1)	-	8	-	-	2	400
Inventory	-	-	-	-	-	-	-	618	-	-	169	-
Prepaid expenses and other current assets	-	-	243	209	-	-	186	338	-	-	272	1
Total Current Assets	-	-	1,817	1,985	13	(1)	3,055	2,678	-	-	1,196	424
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	58,765	58,765	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	415	-	-	-	956	-	-	-	250
Other Assets	-	-	(9)	-	87	-	54	54	-	-	-	-
Total Assets	$58,765	$58,765	$21,448	$22,041	$5,179	$5,079	$10,432	$11,011	$21,117	$21,117	$25,757	$25,234

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	27	3	20	-	764	851	-	-	549	40
Total Current Liabilities Not Subject to Compromise	-	-	27	3	20	-	764	851	-	-	549	40

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	500	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	526	3	20	-	1,275	851	-	-	549	40

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	58,345	58,345	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	-	-	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	-	-	4,870	-	-	-	3,937	-	-	-	4,350
Total Liabilities Subject to Compromise	58,345	58,345	23,604	28,474	2,136	2,136	11,440	15,377	14,490	14,490	25,618	29,968

Total Liabilities	58,345	58,345	24,131	28,477	2,156	2,136	12,715	16,228	14,490	14,490	26,167	30,008
(Deficit)/Equity:
Total (Deficit)/Equity	420	420	(2,683)	(6,436)	3,023	2,943	(2,283)	(5,217)	6,627	6,627	(410)	(4,774)
Total Liabilities and (Deficit)/Equity	$58,765	$58,765	$21,448	$22,041	$5,179	$5,079	$10,432	$11,011	$21,117	$21,117	$25,757	$25,234

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors		Total Non-debtors
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$596,049	$-	$-	$398,725	$596,049	$79,248	$11,605
Voyage receivables	-	-	168,830	154,723	-	-	168,830	154,723	2,923	1,597
Other receivables	10	-	48,974	20,702	-	-	48,974	20,702	10,321	6,906
Inventory	-	-	14,150	19,950	-	-	14,150	19,950	-	-
Prepaid expenses and other current assets	-	-	46,596	30,308	-	-	46,596	30,308	40	275
Total Current Assets	10	-	677,274	821,732	-	-	677,274	821,732	92,533	20,383
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,367,386	1	2	3,147,915	2,367,388	(12,092)	(11,423)
Deferred drydock expenditures, net	-	-	73,898	57,190	-	-	73,898	57,190	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,424,578	1	2	3,221,813	2,424,578	(12,092)	(11,423)
Investments in Affiliated Companies	-	-	247,664	316,692	-	-	247,664	316,692	300	-
Intangible Assets, less accumulated amortization	-	-	72,413	59,556	-	(1)	72,413	59,555	242	221
Goodwill	-	-	9,668	-	-	-	9,668	-	(79)	-
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921	-	-
Intercompany loans receivable and accrued interest	-	-	448,108	412,469	(359,840)	(381,172)	88,268	31,297	16,484	16,318
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	-	2,142,541	2,136,587
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,244,406	-	-	2,233,518	2,244,406	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	17,159	-	-	-	17,159	-	-
Post-petition Intercompany receivables from debtors	-	-	-	633,383	-	(633,383)	-	-	-	46,970
Other Assets	-	-	16,704	26,856	30	31	16,734	26,887	(271)	9,479
Total Assets	$61	$51	$18,202,977	$18,306,157	$(11,487,710)	$(12,215,931)	$6,715,267	$6,090,226	$2,239,657	$2,218,534

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	-	73,627	353,569	62	62	73,689	353,634	19,478	29,678
Total Current Liabilities Not Subject to Compromise	0	-	73,627	353,569	62	62	73,689	353,634	19,478	29,678
					-	-
Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	147,310	-	(147,310)	-	-	88,268	31,297
Post-petition intercompany payables to non-debtors	-	-	-	46,970	-	-	-	46,970	-	-
Post-petition intercompany payables to other debtors	-	-	-	633,383	-	(633,383)	-	-	2,233,518	2,261,565
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	426,860	-	-	752,534	426,860	6,201	20,574
Total Liabilities Not Subject to Compromise	0	-	831,618	1,608,092	62	(780,631)	831,680	827,463	2,347,466	2,343,113

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,180	(359,840)	(233,862)	16,484	16,318	-	-
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,136,587	-	-	2,142,541	2,136,587	-	-
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	(0)	-	-
Other liabilities	-	-	2,623,588	2,883,641	-	2	2,623,588	2,883,641	-	-
Total Liabilities Subject to Compromise	-	-	10,986,149	11,148,954	(6,203,536)	(6,112,407)	4,782,613	5,036,546	-	-

Total Liabilities	0	-	11,817,768	12,757,046	(6,203,474)	(6,893,037)	5,614,294	5,864,009	2,347,466	2,343,113
(Deficit)/Equity:
Total (Deficit)/Equity	61	51	6,385,210	5,549,111	(5,284,236)	(5,322,893)	1,100,973	226,218	(107,809)	(124,579)
Total Liabilities and (Deficit)/Equity	$61	$51	$18,202,977	$18,306,157	$(11,487,710)	$(12,215,930)	$6,715,267	$6,090,227	$2,239,657	$2,218,534

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 162

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and January 31, 2014

	Eliminations		Consolidated Overseas Shipholding Group, Inc.
(000s)	November 13, 2012	January 31, 2014	November 13, 2012	January 31, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$477,973	$607,654
Voyage receivables	-	-	171,753	156,320
Other receivables	-	-	59,295	27,608
Inventory	-	-	14,150	19,950
Prepaid expenses and other current assets	-	-	46,636	30,584
Total Current Assets	-	-	769,807	842,116
Vessels and other property, less accumulated depreciation	-	-	3,135,823	2,355,965
Deferred drydock expenditures, net	-	-	73,898	57,190
Total Vessels, Deferred Drydock and Other Property	-	-	3,209,721	2,413,155
Investments in Affiliated Companies	-	-	247,964	316,692
Intangible Assets, less accumulated amortization	-	-	72,655	59,776
Goodwill	-	-	9,589	-
Investments in subsidiaries	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	(104,752)	(47,614)	-	-
Pre-petition intercompany receivables from debtors	(2,142,541)	(2,136,587)	-	-
Pre-petition Intercompany receivables from non-debtors	(2,233,518)	(2,244,406)	-	-
Post-petition intercompany receivables from non-debtors	-	(17,159)	-	-
Post-petition Intercompany receivables from debtors	-	(46,970)	-	-
Other Assets	-	-	16,464	36,367
Total Assets	$(4,628,725)	$(4,640,656)	$4,326,200	$3,668,106

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	93,170	383,310
Total Current Liabilities Not Subject to Compromise	-	-	93,170	383,310

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	(88,268)	(31,297)	-	-
Post-petition intercompany payables to non-debtors	-	(46,970)	-	-
Post-petition intercompany payables to other debtors	(2,233,518)	(2,261,565)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	758,736	447,438
Total Liabilities Not Subject to Compromise	(2,321,786)	(2,339,831)	857,363	830,748

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	(16,484)	(16,318)	-	-
Pre-petition intercompany payables to non-debtors	(2,142,541)	(2,136,587)	-	-
Pre-petition intercompany payables to other debtors	-	0	-	-
Other liabilities	-	-	2,623,588	2,883,640
Total Liabilities Subject to Compromise	(2,159,025)	(2,152,904)	2,623,588	2,883,640

Total Liabilities	(4,480,811)	(4,492,735)	3,480,951	3,714,388
(Deficit)/Equity:
Total (Deficit)/Equity	(147,914)	(147,921)	845,249	(46,282)
Total Liabilities and (Deficit)/Equity	$(4,628,725)	$(4,640,656)	$4,326,200	$3,668,106

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 162